SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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CitiFunds Multi-State Tax Free Trust
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Citi California Tax Free Reserves Citi Connecticut Tax Free Reserves Citi New York Tax Free Reserves Citi Tax Free Reserves
388 Greenwich Street New York, New York 10013

Dear Shareholder:

       A Special Meeting of Shareholders of Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves and Citi Tax Free Reserves will be held at the offices of Citigroup Inc., 7 World Trade Center, New York, New York at 10:00 a.m. on Friday, June 15, 2001.

       At the Meeting, you will be asked to elect Trustees and to vote on a new management agreement and new service plans for your Fund. You also will be asked to vote on a number of items designed to provide for efficiencies and flexibility in the administration of your Fund. One of these items, if approved by shareholders, will result in each Fund becoming a series of another trust in the Citi fund family. As a shareholder, you cast one vote for each share you own.

       If you cannot attend the Meeting, you may participate by proxy. After you have reviewed the enclosed materials, please cast your vote on the enclosed proxy card or vote by telephone or over the Internet. Instructions for telephone and Internet voting are enclosed.

       Your vote on these matters is important. Please vote promptly by completing and signing the proxy card and returning it in the envelope provided OR by following the enclosed instructions to vote by telephone or over the Internet.

       If you have any questions about the proposals to be voted on, or need help completing the proxy card or otherwise voting, please call [proxy solicitor] at 1-800-_________. Thank you for your participation in the Meeting.

Sincerely,

Heath B. McLendon
President

PRELIMINARY PROXY MATERIALS
NOT FOR DISTRIBUTION

Citi California Tax Free Reserves
Citi Connecticut Tax Free Reserves
Citi New York Tax Free Reserves
Citi Tax Free Reserves

388 Greenwich Street
New York, New York 10013

Notice of Special Meeting of Shareholders

To be held on June 15, 2001

       A Special Meeting of Shareholders will be held at the offices of Citigroup Inc., 7 World Trade Center, New York, New York, at 10:00 a.m. on Friday, June 15, 2001, for the following purposes:

ITEM 1.	To elect a Board of Trustees.
ITEM 2.	To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
ITEM 3.	To vote on amending or removing certain fundamental investment policies.
ITEM 4.	To vote on a Management Agreement.
ITEM 5.	To vote on Service Plans for Class N and Cititrade shares.
ITEM 6.	To vote on reorganizing each Fund with a newly organized series of CitiFunds Trust III.
ITEM 7.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

       The Boards of Trustees unanimously recommend that you approve each nominee for Trustee and vote in favor of each other Item.

       Shareholders of record on April 18, 2001 are entitled to vote at the Meeting and at any adjournments thereof.

Robert I. Frenkel, Secretary

April 27, 2001

PRELIMINARY PROXY MATERIALS
NOT FOR DISTRIBUTION

Citi California Tax Free Reserves
Citi Connecticut Tax Free Reserves
Citi New York Tax Free Reserves
Citi Tax Free Reserves

388 Greenwich Street
New York, New York 10013

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees of Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves and Citi Tax Free Reserves to be used at a Special Meeting of Shareholders of the Funds to be held at 10:00 a.m. on Friday, June 15, 2001 at the offices of Citigroup Inc., 7 World Trade Center, New York, New York, and at any adjournment thereof. The Meeting is being held to elect Boards of Trustees and to vote on certain other important proposals that are described below and in the accompanying Notice of Special Meeting.

Shareholders of record at the close of business on April 18, 2001 are entitled to vote at the Meeting and have one vote for each share held. As of April 18, 2001 the following number of shares of each Fund were outstanding:

Number of Shares Outstanding:
Citi California Tax Free Reserves
Citi Connecticut Tax Free Reserves
Citi New York Tax Free Reserves
Citi Tax Free Reserves

A copy of your Fund's semi-annual report is being sent with this proxy. A copy of your Fund's annual report may be obtained without charge by written request or by calling 1-800-995-0134. Cititrade customers may obtain copies of the annual report without charge on the Cititrade website at www.mycititrade.com or by calling 1-888-663-CITI [2484].

This proxy statement and the accompanying materials are being mailed by the Boards of Trustees on or about April 27, 2001.

Vote Required and Manner of Voting Proxies

Shareholders of Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves will vote together as a single class on the election of their Trustees. Each nominee for Trustee must be elected by a majority of the shares of those Funds that are present at the Meeting, in person or by proxy, and voting on the Item. Each nominee for Trustee of Citi Tax Free Reserves must be elected by a majority of the shares of that Fund that are present at the Meeting, in person or by proxy and voting on the Item.

The proposed Service Plans for Class N and Cititrade shares of each Fund must be approved separately by the holders of Class N shares and Cititrade shares of the Fund, respectively. This approval requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the applicable class that are present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the class are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the class.

Approval of all other Items for a Fund requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

If the enclosed proxy is executed properly and returned, or if a proxy is properly authorized in accordance with the procedures for telephonic or Internet voting, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If you do not give instructions your shares will be voted "for" the matters listed in the accompanying Notice of Special Meeting of Shareholders and "for" any other matters deemed appropriate. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the Secretary of the Funds or delivered at the Meeting.

The presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote is required to constitute a quorum for transacting business by that Fund at the Meeting. Where a class vote is required, the presence in person or by proxy of the holders of a majority of the outstanding shares of the class entitled to vote constitutes a quorum for the purpose of voting by that class. For the purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. As a result, abstentions and broker "non-votes" will have no effect on the outcome of Item 1 and will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 2 through 6.

The costs of the proxy solicitation are estimated to be $__________ and will be borne pro rata by the Funds.

The Funds know of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any other matters properly come before the Meeting, it is the Funds' intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

General Background

At the meeting you will be asked to elect Trustees. You are also being asked to vote on a number of items designed to provide for efficiencies and flexibility in the administration of the Funds. One of these items, the reorganizations described in Item 6, if approved by shareholders, will result in the Funds becoming series of another trust in the Citi fund family, CitiFunds Trust III. Some of the Funds' current Trustees are also Trustees of that trust. Also, that trust is governed by a declaration of trust that is similar to the Funds' current declarations of trust. Currently, there are two other funds that are series of CitiFunds Trust III. Each of these funds is also holding a meeting of its shareholders to elect the same Trustees that you are being asked to elect in Item 1, and to adopt an Amended and Restated Declaration of Trust that is substantially the same as the Amended and Restated Declaration of Trust that you are being asked to approve in Item 2. If shareholders approve the reorganization, it is intended that the reorganization will be consummated even if shareholders of your Fund or shareholders of CitiFunds Trust III do not elect the new Trustees or do not approve the Amended and Restated Declaration of Trust. In that case, the Board of Trustees of your new fund may not be the same as the Board of the Fund at the time of reorganization, and your new fund will be governed by a declaration of trust that may be different from your Fund's declaration of trust at the time of the reorganization.

You are also being asked to approve new fundamental policies in Item 3, a new Management Agreement in Item 4 and new Service Plans in Item 5. If shareholders approve the reorganizations it is intended that the reorganizations will be consummated even if one or more of these Items are not approved. In that case, the new fund will adopt only those policies, agreements or plans that have been approved by Fund shareholders.

Citi Tax Free Reserves invests in securities through Tax Free Reserves Portfolio, a mutual fund with the same investment objective and policies as that Fund. The Portfolio is asking its investors to elect Trustees and to vote on matters similar to those that Fund is asking shareholders to vote on. That Fund, as an investor, will vote on these matters as Fund shareholders direct.

ITEM 1 -	TO ELECT A BOARD OF TRUSTEES.

At the Meeting, you will be asked to elect a Board of Trustees. Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves have a single Board. Citi Tax Free Reserves has a separate Board. Shareholders are being asked to elect the same Trustees to both Boards so that the Boards of Trustees for the Funds are identical. These new Boards will combine the Funds' current Trustees with Trustees supervising other funds in the Citi/Smith Barney fund complex. Trustees standing for re-election and nominees are listed in the table appearing below.

Messrs. Berv, Coolidge, Finn, Gilley, Morong, Robb and Warren and Mses. Harrington and Kerley are currently Trustees of Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves and have served in that capacity continuously since originally elected or appointed. Mr. Coolidge has indicated that he intends to resign as trustee and therefore, will not stand for re-election. Messrs. Morong, Robb and Warren are also Trustees of Citi Tax Free Reserves and have served in that capacity continuously since originally elected or appointed. All of the remaining nominees for were appointed to both Boards on November 3, 2000, subject to approval by Fund shareholders.

Your Trustees believe that you will benefit from the expertise brought by these nominees and the larger combined Boards. The new Boards will include Trustees representing a number of different industries and geographical areas, with a wide breadth of experience. The increased size of the Boards will permit more specialization as the business of supervising mutual funds becomes more complex. The Boards will also benefit from the experience of the new Trustees as trustees of other mutual funds.

If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by the current Trustees. The current Trustees will continue to serve as Trustee of the applicable Fund or Funds whether or not shareholders approve Item 1.

The Funds do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

The following table presents certain information about the Trustees standing for re-election and the nominees for Trustee, including their principal occupations for at least the past five years, although the titles may not have been the same throughout.

Elliott J. Berv 57 years of age	Nominee for Trustee of Citi Tax Free Reserves, Trustee of all other Funds since 1985

Trustee of [ ] funds in the Citi fund complex; Chief Executive Officer, Rocket City Enterprises (Consulting, Publishing, Internet Services) (since January 2000); President, Catalyst, Inc. (Strategy Consultants) (since 1992); President and Director, Elliot J. Berv & Associates (Management Consultants) (since 1984).

Donald M. Carlton 63 years of age	Nominee for Trustee

Trustee of [ ] funds in the Smith Barney complex; Director, American Electric Power (Electric Utility) (since 2000); Director, Valero Energy (Petroleum Refining) (since 1999); Consultant, URS Corporation (Engineering) (since 1999); Director, National Instruments Corp. (Technology) (since 1994); former Chief Executive Officer, Radian Corporation (Engineering) (from 1969 to 1996); former Chief Executive Officer, Radian International L.L.C. (Engineering) (from 1996 to 1998).

A. Benton Cocanougher 62 years of age	Nominee for Trustee

Trustee of [ ] funds in the Smith Barney complex; Dean and Professor of Marketing, College and Graduate School of Business of Texas A & M University (since 1987); former Director, Randall's Food Markets, Inc. (from 1990 to 1999); Director, First American Bank and First American Savings Bank (from 1994 to 1999).

Mark T. Finn 57 years of age	Nominee for Trustee of Citi Tax Free Reserves, Trustee of all other Funds since 1990

Trustee of [ ] funds in the Citi fund complex; Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (Mutual Fund Company) (since March 1999); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since 1996); Chairman and Owner, Vantage Consulting Group, Inc. (Investment Advisory and Consulting Firm) (since 1988); President and Director, Delta Financial, Inc. (Investment Advisory Firm) (since 1983); former President, Secretary and Owner, Phoenix Trading Co. (Commodity Trading Advisory Firm) (from March 1997 to December 2000).

Riley C. Gilley 74 years of age	Nominee for Trustee of Citi Tax Free Reserves, Trustee of all other Funds since 1986	Trustee of [ ] funds in the Citi fund complex; Vice President and General Counsel, Corporate Property Investors (from 1988 to 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, 1987).
Stephen Randolph Gross 53 years of age	Nominee for Trustee

Trustee of [ ] funds in the Smith Barney complex; Director, Hotpalm.com, Inc. (Wireless Applications) (since May 2000); Partner, Capital Investment Advisory Partners (Consulting) (since January 2000); Director, United Telesis, Inc. (Telecommunications) (since January 1999); Managing Director, Fountainhead Ventures, L.L.C. (Consulting) (since March 1998); Director, ebank.com, Inc. (since January 1998); Director, Ikon Ventures, Inc. (since January 1998); Chairman, Gross, Collins & Cress, P.C. (Accounting Firm) (since 1979).

Diana R. Harrington 61 years of age	Nominee for Trustee of Tax Free Reserves, Trustee of all other Funds since 1992

Trustee of [ ] funds in the Citi fund complex; Professor, University of Kansas (since January 2001); Professor, Babson College (since 1992); Trustee, Highland Family of Funds (Investment Company) (March 1997 to March 1998).

Susan B. Kerley 49 years of age	Nominee for Trustee of Citi Tax Free Reserves, Trustee of all other Funds since 1992

Trustee of [ ] funds in the Citi fund complex; President, Global Research Associates, Inc. (Investment Consulting) (since 1990); Director, Mainstay Institutional Funds (Investment Company) (since 1990).

Heath B. McLendon* 66 years of age	Nominee for Trustee; President since 2000

Trustee of [ ] funds in the Citi/Smith Barney complex; Chairman, President and Chief Executive Officer, Smith Barney Fund Management LLC (since March 1996); Managing Director, Salomon Smith Barney (since 1993); President, Travelers Investment Adviser, Inc.; Chairman or Co-Chairman of the Board, Trustee or Director of seventy-seven investment companies associated with Citigroup.

Alan G. Merten 59 years of age	Nominee for Trustee

Trustee of [ ] funds in the Smith Barney complex; Director, Re-route.com (Information Technology) (since 2000); Director, BTG, Inc. (Information Technology) (since 1997); President, George Mason University (since 1996); Director, Comshare, Inc. (Information Technology) (since 1985); former Director, Indus (Information Technology) (from 1995 to 1999); former Dean, Johnson Graduate School of Management of Cornell University (from 1989 to 1996).

C. Oscar Morong, Jr. 65 years of age	Trustee, all Funds, since 1990; Chairman of the Board	Trustee of [ ] funds in the Citi fund complex; Director, MAS Funds (since 1993); Managing Director, Morong Capital Management (since 1993); former Director, Indonesia Fund (1990 to 1999).
R. Richardson Pettit 58 years of age	Nominee for Trustee

Trustee of [ ] funds in the Smith Barney complex; Professor of Finance, University of Houston (since 1977); former Managing Director, Windermere Investments (Financial Consulting) (from January 1997 to June 1997).

Walter E. Robb, III 74 years of age	Trustee, all Funds, since 1985

Trustee of [ ] funds in the Citi fund complex; Director, John Boyle & Co., Inc. (Textiles) (since 1999); President, Benchmark Consulting Group, Inc. (Service Company) (since 1991); Director, Harbor Sweets, Inc. (Candy) (since 1990); Sole Proprietor, Robb Associates (Corporate Financial Advisors) (since 1978); Director, W.A. Wilde Co. (Direct Mail) (since 1989); Director, Alpha Granger Manufacturing, Inc. (Electronics) (since 1983); Co-owner, Anne Bell Robb (Publishing) (since 1979); Trustee, MFS Family of Funds (Investment Company) (since 1985); former President and Treasurer, Benchmark Advisors, Inc. (Corporate Financial Advisors) (from 1989 to 2000).

E. Kirby Warren 66 years of age	Trustee, all Funds, since 1989	Trustee of [ ] funds in the Citi fund complex; Professor Emeritus, Graduate School of Business, Columbia University (since 1957).

______________________________________

*        "Interested Persons" of the Fund for purposes of the Investment Company Act of 1940.

The following table shows the cash compensation paid to the Trustees for each Fund's most recent fiscal year.

Trustee Compensation Table1
	Citi Tax Free Reserves	Citi California Tax Free Reserves	Citi Connecticut Tax Free Reserves	Citi New York Tax Free Reserves	Total Compensation from the Funds and Complex
Elliott J. Berv	n/a	$1,299	$993	$4,223	$68,000
Phillip W. Coolidge (2)	$0	$0	$0	$0	$0
Mark T. Finn	n/a	$3,906	$2,334	$14,296	$73,000
Riley C. Gilley	n/a	$967	$821	$2,939	$70,500
Diana R. Harrington	n/a	$1,718	$1,208	$5,843	$67,500
Susan B. Kerley	n/a	$1,677	$1,188	$5,680	$66,000
C. Oscar Morong, Jr.	$5,055	$2,617	$1,670	$9,322	$93,500
Walter E. Robb, III	$2,651	$1,083	$881	$3,386	$63,000
E. Kirby Warren	$3,621	$1,139	$1,200	$5,786	$68,250

______________________________
(1)

As of August 31, 2000, the Funds' fiscal year end, Messrs. Berv, Finn, Gilley, Morong, Robb and Warren and Mses. Harrington and Kerley were Trustees of 28, 27, 31, 29, 31, 29, 26 and 26 funds, respectively, advised or managed by Citibank or one of its affiliates.

(2)	Mr. Coolidge resigned as a Trustee effective November 30, 2000 of Citi Tax Free Reserves and is not standing for re-election to the Board of CitiFunds Multi-State Tax Free Trust.

The Trustees have adopted a Trustee Emeritus Plan for all Trustees who are not "interested persons" of the Funds, within the meaning of the Investment Company Act of 1940. Under the Plan, all Trustees are required to resign from the Boards upon attaining age 75 (a higher age applies to certain Trustees who were in office when the Plan was adopted). Trustees who have served for at least ten years when they reach the mandatory resignation age (or an earlier age in certain circumstances) may become Trustees Emeriti, and may serve in that capacity for up to ten years. Trustees Emeriti are paid one-half of the annual retainer and meeting fees applicable to Trustees, and are reimbursed for their reasonable out-of-pocket expenses relating to attendance at meetings. Trustees Emeriti are not Trustees of the Funds.

Both Boards of Trustees met    times during the Funds' last fiscal year. Both Boards have a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the Funds, within the meaning of the Investment Company Act of 1940. The Audit Committee of each Board met __ times during the Funds' last fiscal year to review the internal and external accounting procedures of the Funds and, among other things, to consider the selection of independent certified public accountants for its funds, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence. Both Boards also have a standing Governance Committee. All Trustees who are not "interested persons" of the Funds are members of the Governance Committees. The Governance Committees are newly organized and are responsible for, among other things, recommending candidates to fill vacancies on its Board. Neither Governance Committee has a procedure to consider nominees for Trustee recommended by shareholders. Each Trustee attended at least [75%] of all Board and applicable committee meetings.

The Funds' Declarations of Trust provide that the Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Funds, unless, as to liability to the Funds or their respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Funds. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. This indemnification provision will not change materially if the Amended and Restated Declaration of Trust described in Item 2 is approved.

Tax Free Reserves Portfolio also intends to elect a Board of Trustees. All Trustees and nominees named in the table above are nominees for the Board of Tax Free Reserves Portfolio. Messrs. Berv, Gilley and Robb are currently Trustees of the Portfolio and have served in that capacity continuously since originally elected or appointed. The other Trustees and nominees were appointed by the Portfolio's current Trustees on November 3, 2000, subject to approval by the Portfolio's investors. Citi Tax Free Reserves will cast its votes in the election of Trustees for the Portfolio in same proportion as the votes cast at the Meeting by the shareholders of the Fund on this Item 1. The percentage of the Fund's votes representing Fund shareholders not voting at the Meeting will be voted in the same proportion as the vote cast by Fund shareholders who do in fact vote. By voting in favor of a Trustee, you are authorizing the Fund to vote to elect that same Trustee to the Portfolio's Board of Trustees.

Required Vote

Election of each Trustee of Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves will require approval by the holders of a majority of the outstanding shares of these Funds that are present at the meeting, in person or by proxy, and voting on this Item. Shareholders of these Funds will vote together as a single class.

Election of each Trustee of Citi Tax Free Reserves will require approval by the holders of a majority of the outstanding shares of Citi Tax Free Reserves that are present at the meeting, in person or by proxy, and voting on this Item.

The Boards of Trustees unanimously recommend that shareholders vote FOR the election of each nominee as a Trustee.
ITEM 2 -	TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

Each Fund, like other mutual funds, is subject to comprehensive federal laws and regulations, and in particular, the Investment Company Act of 1940. Each mutual fund is also subject to state law. The Funds are subject to Massachusetts law because each Fund is, or is a series or subtrust of, an entity known as a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust. Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves, as series of the same business trust, all operate under the Declaration of Trust for that trust. Citi Tax Free Reserves, itself a business trust, operates under a separate Declaration of Trust. These two Declarations of Trust have similar provisions.

At the Meeting, you will be asked to authorize your Trustees to adopt an Amended and Restated Declaration of Trust for your trust. The Amended and Restated Declaration that is proposed for each trust (called, in this proxy statement, the Restated Declaration) appears in Appendix A to this proxy statement. The Restated Declaration amends the Funds' existing declarations of trust (called, in this proxy statement, the Existing Declarations) in their entirety. The Trustees have approved the Restated Declaration and unanimously recommend that you authorize the Trustees to adopt it.

The Restated Declaration gives the Trustees more flexibility and broader authority to act than the Existing Declarations. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Adoption of the Restated Declaration will not remove any of the protections of federal law or alter the Trustees' existing fiduciary obligations to act with due care and in the shareholders' best interests. Before utilizing any new flexibility that the Restated Declaration may afford, the Trustees must first consider the shareholders' interests and then act in accordance with those interests.

You should note that your Fund's investments and investment policies will not change by virtue of the adoption of the Restated Declaration.

The Restated Declaration makes a number of significant changes to the Existing Declarations. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declarations. The following summary is qualified in its entirety by reference to the Restated Declaration itself in Appendix A. The attached Restated Declaration has been marked to show changes from the Existing Declarations.

Significant Changes

1.       Dollar - Weighted Voting. The Restated Declaration provides that each shareholder of each Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder's shares of the Fund, on each matter on which that shareholder is entitled to vote. This means that shareholders with larger economic investments will have more votes than shareholders with smaller economic investments. The Existing Declarations provide that each share of each Fund is entitled to one vote on each matter on which shares of that Fund are entitled to vote.

Dollar-weighted voting is important when a fund is part of a trust that has more than one series. Because each fund, as a series of a trust, can have a different share price than other funds that are also series of the trust, shareholders of a fund with lower-priced shares may have more voting power than shareholders of a fund with higher-priced shares. For example, if a fund's shares are selling for $5.00 per share, a $1000 investment will purchase 200 shares of that fund. If another fund in the trust has shares that are selling for $10.00 per share, that same $1000 investment will purchase only 100 shares of that fund. The Existing Declarations give one vote for each share owned. Therefore, under the Existing Declarations, when the shareholders of the trust vote together as a single class, a shareholder of the first fund has twice the vote of a shareholder of the second fund, even though the economic interest of each shareholder is the same.

As a practical matter, dollar-weighted voting is not expected to impact the Funds, which are money market funds, as the value of Fund shares is expected to remain constant at $1.00. If the reorganizations in Item 6 are approved, all of the funds in the reorganized trust would be money market funds as well. However, non-money market funds with different share values could be added to the current trust or the reorganized trust, although the Trustees have no current intention to do so. Because of this possibility, the Trustees believe the change to dollar-weighted voting is appropriate. It would match a shareholder's economic interest in the trust with the shareholder's voting powers, and conversely would prevent a shareholder who holds many shares with a relatively low price per share from having disproportionately large voting powers.

2.       Reorganization. The Restated Declaration permits the Trustees, without shareholder approval, to change a fund's form of organization, reorganize any fund or class or the trust as a whole into a newly created entity or a newly created series of an existing entity, or to incorporate any fund or class or the trust as a whole as a newly created entity. The Existing Declarations require shareholder approval for this type of reorganization.

Under certain circumstances, it may not be in the shareholders' interests to require a shareholder meeting to permit the trust or a fund or class to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize the fund to domicile it in another state or to change its legal form. Under the Existing Declarations, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The Restated Declaration gives the Trustees the flexibility to reorganize the trust or any of its funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

The Restated Declaration requires that shareholders receive written notification of any reorganization transaction.

The Restated Declaration does not permit the trust or any fund or class to merge with or sell its assets to another operating entity without first obtaining shareholder approval. However, it would permit a reorganization with a newly created entity, such as the reorganizations you are being asked to approve in Item 6, without shareholder approval.

3.       Future Amendments. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declarations may be amended without shareholder approval only in certain limited circumstances. Under the Restated Declaration, shareholders generally have the right to vote on any amendment affecting their voting powers, on any amendment affecting the amendment provisions of the Restated Declaration, on any amendment required by law or by the Funds' registration statements to be approved by shareholders, and on any amendment submitted to shareholders by the Trustees. By allowing amendment of the Restated Declaration without shareholder approval, the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies.

4.       Redemption. The Restated Declaration permits the Trustees to cause the involuntary redemption of a shareholder's shares at any time for any reason the Trustees deem appropriate. The Existing Declarations permit the Trustees to redeem shares only in certain limited circumstances. Under the Restated Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of a Fund (for example, in the case of a market timer). The Restated Declaration also clarifies that redemption fees and back-end sales charges may be charged upon redemption.

5.       Investment in Other Investment Companies. The Existing Declarations permit each Fund, except Citi New York Tax Free Reserves, to implement a master/feeder structure, meaning that the Fund may invest its assets in a single investment company with a similar investment objective and policies. The Restated Declaration broadens this to give New York Tax Free Reserves the ability to adopt a master/feeder structure and to permit each Fund to implement a fund-of-funds structure. Under this structure, a Fund is able to invest all or a portion of its assets in more than one investment company. Both the master/feeder and fund-of-funds structure attempt to achieve economies of scale and efficiencies in portfolio management by consolidating portfolio management with other investment companies, while permitting a Fund to retain its own characteristics and identity. Although the Trustees have no current intention of changing the structure of the Funds, the Restated Declaration would give the Trustees the flexibility to implement a master/feeder or fund-of-funds structure for a Fund in the event that they were to determine that such a structure was in the best interests of Fund shareholders. Item 3 below also seeks approval of changes to the Funds' fundamental policies to specifically permit a fund-of-funds structure.

Other Changes:

The Restated Declaration also changes the Existing Declarations as follows:

  The Restated Declaration permits the Funds to enter into and amend advisory and subadvisory agreements without shareholder approval if permitted by applicable law.

  The Restated Declaration permits the Trustees, without shareholder approval, terminate the trust, to designate or redesignate series, such as a Fund, and classify and reclassify classes, and make any other changes with respect to a series or class, including terminating a series or class, whether or not shares of the series or class are outstanding. The Existing Declaration permits the Trustees to terminate the trust or a Fund without shareholder approval, but requires shareholder approval to sell or transfer all of the assets of the trust, or a Fund in connection with the termination of the trust or a Fund.

  The Restated Declaration explicitly allows the Trustees, with the consent of shareholders, to effect mergers, reorganizations and similar transactions through a variety of methods, including share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, and exchange offers.

  The Restated Declaration provides for (i) the removal of any Trustee with or without cause at any time by the affirmative vote of two-thirds of the outstanding shares of the trust or by the vote of two-thirds of the remaining Trustees, (ii) the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees, and (iii) the automatic retirement of Trustees when their terms, if any, expire. The Restated Declaration does not require the Trustees to provide notice to shareholders of the appointment of a new Trustee.

  The Restated Declaration no longer requires that the number of Trustees be fixed in writing or that Trustees be appointed in writing, but permits these actions to be taken at Board meetings. The Restated Declaration also provides that the Trustees may act by majority (rather than unanimous) written consent. The Restated Declaration permits electronic delivery to shareholders of notices and other information, and simplifies the information delivery requirements for shareholders in the same household. These provisions are intended to simplify administration of the Funds' affairs.

  The Restated Declaration confirms and clarifies various existing Trustee powers. For example, the Restated Declaration clarifies that, among other things, the Trustees may delegate authority to investment advisers and other agents, purchase insurance insuring Fund assets, employees, Trustees, Trustees Emeriti and others, guarantee indebtedness or contractual obligations of others and invest Fund assets in all types of investments including derivatives.

  The Restated Declaration provides that rights to indemnification or insurance cannot be limited retroactively.

  The Restated Declaration provides that actions taken by the Trustees and officers in good faith and with reasonable care are binding on all concerned.

  The Restated Declaration provides that shareholders of all series of the same trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. This provision would have no affect on shareholders of Citi Tax Free Reserves unless the Trustees of that trust divided its shares into series or classes.

  The Restated Declaration clarifies that except when a larger vote is required by applicable law or by any provision of the Declaration or the by-laws, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and changes the vote required to elect Trustees to a plurality vote. However, where any provision of law or of the Declaration requires that the holders of any Fund or class vote as a Fund or class, then a majority of the voting power of the shares of that Fund or class voted on the matter will decide that matter insofar as that Fund or class is concerned.

  The Restated Declaration no longer has a provision relating to meetings called at the request of shareholders in order to remove trustees, because the provision simply mirrors a provision of federal law governing mutual funds.

  The Restated Declaration provides that by becoming a shareholder of a Fund each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Restated Declaration.

  The Restated Declaration provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The effect of this change may be to discourage suits brought against the Fund by shareholders.

  The Restated Declaration permits a Fund or class to merge with or sell its assets to another operating entity by approval of a majority of the shareholders as defined in the Restated Declaration of the Fund or class. The Existing Declarations require approval of such a transaction by two-thirds of the outstanding shares of the Fund or class in question unless the transaction is recommended by the Trustees, in which case the lesser vote described above is sufficient authorization.

  The Restated Declaration gives Trustees complete discretion with respect to the determination of net asset value and the declaration and payment of dividends and distributions. The Existing Declaration has detailed provisions relating to the determination of net asset value and the declaration and payment of dividends and distributions, but further gives the Trustees the absolute discretion to modify these provisions as they may deem necessary or desirable.

  The Restated Declaration divides the trust into shares of beneficial interest with a par value of $0.00001 per share. Under the Existing Declaration, the shares of beneficial interest have no par value.

Tax Free Reserves Portfolio also intends to propose that its investors adopt an amended and restated declaration of trust that contains many of the same provisions as the Restated Declaration. The Portfolio will ask its investors to vote on the restated declaration. Citi Tax Free Reserves, as an investor in the Portfolio, will cast its votes on the restated declaration in the same proportion as the votes cast at the Meeting by the Fund's shareholders on this Item 2. The percentage of the Fund's votes representing Fund shareholders not voting at the Meeting will be voted in the same proportion as the vote cast by Fund shareholders who do in fact vote. By voting in favor of Item 2, you are authorizing the Fund to vote in favor of the Portfolio's amended and restated declaration of trust.

Required Vote

For each Fund, the affirmative vote, of the holders of the lesser of (a) 67% or more of the voting securities of that Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, is required to authorize the Trustees of that trust to adopt the Restated Declaration. If the Restated Declaration is not approved by the requisite shareholders of each of Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves, those Funds' existing Declaration will remain in effect.

The Boards of Trustees unanimously recommend that shareholders vote FOR authorizing the Trustees to adopt the Amended and Restated Declaration of Trust.
ITEM 3 -	TO AMEND OR REMOVE CERTAIN FUNDAMENTAL INVESTMENT POLICIES.

Each Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. All mutual funds are required to adopt fundamental policies with respect to a limited number of matters. Each of the Funds has adopted, in addition to those policies required by law, other policies, in many cases in response to certain regulatory requirements, such as state requirements, that are no longer applicable to the Funds. The Trustees have reviewed the Funds' current fundamental policies, and have concluded that certain policies should now be revised or removed in order to facilitate the administration of the Funds. In certain cases, an additional fundamental policy is required. The revised policies will be, with variations required by the specific investment focus of a fund, the standard form for funds in the Citi fund complex. At the Meeting, you will be asked to approve the revised policies. You may approve all of the changes as a whole or consider each policy individually.

As money market funds, the Funds are subject to strict federal regulations that govern the quality, liquidity, maturity, diversity and other features of the securities they may purchase; the Funds existing fundamental policies also cover some of these same matters. The revised policies maintain important shareholder protections while providing flexibility to respond to future changes in applicable law and regulations. In some cases only technical changes are being made. The Trustees believe that implementing the revised policies will facilitate administration of the Funds and simplify compliance monitoring.

The proposed amendments do not affect the investment objectives of the Funds, which remain unchanged. Each Fund will continue to be managed in accordance with the investment policies described in its prospectus.

Each investment policy proposed to be revised, eliminated or added is discussed below. Appendix B lists the fundamental policies that will apply to each Fund if shareholders of that Fund approve this Item. Appendix C lists each Fund's current fundamental investment policies and the proposed action to be taken with respect to each policy.

A.       Borrowing

It is proposed that the policy concerning borrowing provide that each Fund may borrow money only to the extent such borrowing is not prohibited by the Investment Company Act of 1940 (the federal law governing mutual funds, and referred to, in this proxy statement, as the 1940 Act) and exemptive orders granted under such Act.

Currently, each Fund may borrow up to 15% of its net assets, but only from banks for extraordinary or emergency purposes, including the meeting of redemption requests. In addition, each Fund may not make any investments if borrowing exceeds 5% of the total assets of the Fund.

The 1940 Act does not require that borrowings be made solely for extraordinary or emergency purposes or to meet redemption requests. It is possible that the Funds' existing policies could prevent them from borrowing when it is in the best interests of shareholders to do so. The revised policy would permit each Fund to borrow for leverage. Currently, the 1940 Act permits investment companies like the Funds to borrow money so long as there is 300% asset coverage of the borrowings. This means that the revised policy will increase the amount that each Fund may currently borrow to 1/3 of that Fund's assets. If there is a subsequent change in law, the revised policy will give each Fund the maximum amount of flexibility to borrow to the extent permitted by applicable law. If a Fund intends to borrow to any material extent, this intention will be disclosed in that Fund's prospectus or statement of additional information.

B.       Pledging Assets

It is proposed that the policy restricting the ability of each Fund to pledge its assets be removed. Currently, each Fund may pledge, mortgage or encumber up to 15% of its assets to secure borrowings made for temporary or emergency purposes. The 1940 Act does not place any limit on the percentage of assets that a fund may pledge to secure borrowings, not is this policy required under current law. Accordingly, it is proposed that this policy be removed for all Funds.

C.       Underwriting Securities

It is proposed that the policy concerning underwriting securities provide that each Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of each Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as each Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

Currently, each Fund other than Citi New York Tax Free Reserves may invest all of its assets in a single investment company with the same or substantially the same investment objective, policies, and restrictions. The revised policy, if approved together with the proposal concerning investment in other investment companies discussed in paragraph J below, will allow each Fund to invest its assets in multiple investment companies to the extent permitted by law, giving each Fund the flexibility to convert to a master/feeder or fund-of-funds structure. Currently, only Citi Tax Free Reserves invests all of its assets in a single investment company in a master/feeder structure. None of the Funds currently intends to change its investment structure. Any such change would be disclosed in a Fund's prospectus or statement of additional information.

D.       Real Estate, Oil, Gas and Mineral Interests, and Commodities

It is proposed that the policy concerning real estate, oil, gas and mineral interests, and commodities provide that each Fund may not purchase or sell real estate, interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of its business. A Fund may, however, purchase or sell securities secured by real estate or interests in real estate and securities of companies, such as real estate investment trusts, which deal in real estate or interests in real estate, or purchase and sell currencies and any type of option, futures contracts and forward contracts. Each Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities.

Currently, each Fund is prohibited from purchasing or selling real estate, securities issued by real estate investment trusts (REITs), commodities or commodity contracts, or oil and gas interests. Municipal obligations secured by real estate or interests in real estate are excluded from this prohibition.

The revised policy would permit each Fund to invest in securities issued by REITs or other companies that deal in real estate as well as any security, not just Municipal Obligations, secured by real estate or interests in real estate. In addition, the revised policy clarifies the current policy by expressly stating that the restriction does not apply to investments in currencies, any type of option contract, futures contracts and forward contracts.

E.       Lending of Money or Securities

It is proposed that the policy concerning loans provide that each Fund may make loans to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

Currently, each Fund may not make loans to others except through the purchase of portfolio investments, including repurchase agreements. The revised policy will permit each Fund to make loans, whether of money or securities, so long as the transactions are not prohibited by applicable law. Currently, regulatory interpretations limit the percentage of a fund's securities that may be loaned to 1/3 of its assets. Lending securities may be a source of income to the Funds and is permitted under the 1940 Act, subject to certain limitations. It is unlikely that any Fund would lend money, except to the extent that the purchase of debt securities or repurchase agreements can be considered a loan; however, a Fund could lend money to other funds advised by a Citigroup affiliate. These loans would require exemptive relief from the Securities and Exchange Commission (referred to, in this proxy statement, as the SEC).

F.       Concentration

It is proposed that the policy concerning concentration in a particular industry provide that each Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of the Fund's total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that a Fund may invest at least 25% of its assets in bank obligations issued by domestic banks, including bank participation interests in municipal obligations.

The revised policy makes only minor changes to each Fund's current policy.

G.       Municipal Obligations

It is proposed that the policy requiring each Fund to invest 80% of its assets in municipal obligations become a non-fundamental policy of each Fund. A non-fundamental policy may be changed by the Trustees without seeking shareholder approval.

Applicable law does not currently require the Funds to have this fundamental policy. However, because of a recent change in law, the Funds will be required, by July 1, 2002, to either adopt a slightly different fundamental policy concerning investing in tax free obligations or make certain changes in the way they conduct their operations. In order to avoid having fundamental policies that may be inconsistent or duplicative, it is proposed that the current policy become non-fundamental. The policy can then be conformed to the new law by the necessary compliance date.

The Funds have no current intention of changing the percentage of the assets that they invest in municipal obligations, as disclosed in their current prospectuses. Should one or more of the Funds decide to do so, the change would be disclosed in the prospectus.

H.       High Quality Federal Tax-Exempt Investments

It is proposed that the policy prohibiting each Fund from making investments other than as described in its investment policies or any other form of federal tax-exempt investment which meets the Fund's high quality investment criteria be removed. As a money market fund, each Fund is subject to strict regulations concerning the type and quality of securities in which it may invest. The current policy is duplicative of these regulations. Accordingly, each Fund proposes to delete this policy in its entirety. Of course, each Fund will continue to adhere to applicable rules and polices relating to the quality of securities in which it may invest.

I.       Short Sales, Margin and Options

Currently, each Fund is prohibited from making short sales of securities, purchasing securities on margin, or engaging in the purchase and sale of put, call, straddle or spread options, or in writing such options, except with respect to securities subject to a demand obligation and stand-by commitments. It is proposed that this policy be removed because it is no longer required by applicable regulations.

The 1940 Act prohibits mutual funds from making short sales of securities except in accordance with SEC rules and regulations. The SEC has not adopted any rules or regulations relating to short sales, except that the staff of the SEC regards a short sale as a form of leverage and has taken positions with respect to the use of leveraging transactions. Accordingly, each Fund's investment policy is more restrictive than applicable law. Deletion of this policy will give the Funds the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic.

In a typical short sale a fund borrows securities from a broker that it anticipates will decline in value in order to sell to a third party. The fund becomes obligated to return securities of the same issue and quantity at some future date, and it realizes a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. Because the value of a particular security can increase without limit, a fund could potentially realize losses that could be significantly greater than the value of the securities at the time they are sold short. If any Fund intends to engage in short sales to any material extent, its prospectus and statement of additional information will disclose that intention.

Margin transactions generally involve the purchase of securities with money borrowed from a broker, with cash or securities being used as collateral against the loan. The staff of the SEC currently takes the position that margin transactions are prohibited by the 1940 Act because they involve borrowing from a broker (which is not permitted), rather than from a bank (which is permitted in certain circumstances). The Trustees have recommended the elimination of the policy on margin transactions to provide each Fund with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic.

The policy preventing the Funds from engaging in options transactions was required by certain state laws which no longer apply to the Funds. If the proposal is approved, each Fund would no longer be prohibited from engaging in a variety of options transactions for hedging purposes and to increase investment return. The Trustees believe that this enhanced flexibility could assist each Fund in achieving its investment objective under certain market conditions. A call option gives the holder the right to purchase, and obligates the writer to sell, an asset such as a security, a currency or a unit of an index, at the exercise price prior to or on the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, an asset at the exercise price prior to or on the expiration date. In order for a put option purchased by a fund to be profitable, the market price of the underlying asset must decline sufficiently below the exercise price to cover the premium and transaction costs paid by a fund. In order for a call option purchased by a fund to be profitable, the market price of the underlying asset must rise sufficiently above the exercise price to cover the premium and transaction costs paid by the fund. If an option expires unexercised, the fund will receive nothing for its premium payment.

When a fund writes a call option, it gives up the opportunity to profit from any increase in the price of an asset above the exercise price of the option; when it writes a put option, the fund takes the risk that it will be required to purchase an asset from the option holder at a price above the current market price of that asset. A fund receives a premium for writing a call or a put option (representing the cost of the option), which increases the return if the option expires unexercised or is closed out at a net profit.

The successful use of options depends on the ability to forecast correctly interest rate and market movements. The effective use of options also depends on a fund's ability to terminate option positions at times when it desirable to do so. There is no assurance that a fund will be able to effect closing transactions at any particular time or at an acceptable price. Disruptions such as trading interruptions or restrictions on option exercise in the markets for securities and other assets underlying options purchased or sold by the fund could result in losses on an option, including the entire investment by the fund in the option.]

If any Fund intends to invest in options to any material extent, this intention will be disclosed in the Fund's prospectus or statement of additional information.

J.       Securities of Other Investment Companies

Currently, each Fund is prohibited from investing in securities of other investment companies, except that each Fund may purchase securities of a unit investment trust where the trust has the same investment objectives and policies, and then only up to 5% of the Fund's net assets, unless the securities are acquired as apart of a merger, consolidation or acquisition of assets. In addition, each Fund other than Citi New York Tax Free Reserves may invest all of its assets in a single investment company in a master/feed structure.

The current policy is more restrictive than the 1940 Act which permits mutual funds to invest their assets in one or more investment companies so long as certain conditions are met. Removal of the policy, if approved together with the amendment to the policy concerning underwriting discussed in paragraph C above, will allow each Fund to invest its assets in one or more investment companies, to the extent permitted by law and allow each Fund the flexibility to convert to a fund-of-funds structure, as more fully described in paragraph C above.

K.       Issuance of Senior Securities

It is proposed that each Fund adopt a policy concerning the issuance of senior securities to provide that the Fund may issue senior securities only to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements required under any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

Currently, only Citi Connecticut Tax Free Reserves has a fundamental policy concerning the issuance of senior securities. Minor technical changes are being made to its policy to clarify the circumstances in which the Fund may issue senior securities, including pursuant to any exemptive relief under the 1940 Act. In addition, the revised policy clarifies that certain types of collateral arrangements are excluded from the restriction.

L.       Investments in a Single Issuer and for the Purposes of Exercising Control

Changes Proposed for Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves

Currently, these Funds are prohibited from purchasing the securities of any issuer, if, as a result of such purchase, the Fund would hold more than 10% of an issuer's outstanding voting securities, or from investing for the purpose of exercising control or management of another issuer. This policy is not required by applicable law and regulations and in certain circumstances may unduly restrict the investment manager from exerting influence with the management of issuers in which a Fund invests when to do so would be in the best interests of the Fund and its shareholders.. Accordingly, each Fund listed above proposes to remove this investment policy in order to permit the maximum flexibility permitted by applicable regulations.

M.       Investments in Companies Operating for Less Than Three Years

Change Proposed for Citi Tax Free Reserves

Citi Tax Free Reserves has a policy that it will not invest more than 5% of its total assets in securities where the entity, or its predecessors, providing the revenue from which the issue is being paid, has been operating for less than three years continuously. This prohibition does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. This policy was required by certain state laws which no longer apply to the Fund. The Trustees have recommended the elimination of this policy in order to permit the maximum flexibility permitted by applicable regulations.

N.       Repurchase Agreements

Changes proposed for Citi California Tax Free Reserves and Citi New York Tax Free Reserves

Currently these Funds are prohibited from entering into repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Fund's total assets would be subject to these investments or any other illiquid investments. In addition, Citi New York Tax Free Reserves is prohibited from purchasing any restricted securities (meaning securities that cannot be sold by the Fund absent an exemption under the federal securities laws).

The staff of the SEC has taken the position that if a mutual fund holds a material percentage (10% of the net assets of a money market fund) of its assets in illiquid investments, such as repurchase agreements maturing in more than seven days, there may be a question as to the fund's ability to pay redemption proceeds on shares redeemed within seven days of the request. Current law does not require that a fund have a fundamental policy on this issue. Each Fund listed above therefore wishes to remove the current investment policies in order to have the full flexibility permitted by applicable law and policy positions, and any future changes in law and policy, on this topic.

Of course, each Fund will continue to adhere to applicable rules and policies relating to investments in illiquid securities. Current SEC policies require that a fund's ability to invest in these types of securities should be disclosed in its prospectus. Each Fund's prospectus or statement of additional information complies with this policy.

Tax Free Reserves Portfolio's fundamental investment policies currently are similar to the policies of Citi Tax Free Reserves. The Portfolio is asking its investors to make changes to the Portfolio's policies so that they will be consistent with the Fund's policies. The Fund will cast its votes on the Portfolio's policies in the same proportion as the votes cast at the Meeting by the Citi Tax Free Reserves' shareholders on this Item 3. The percentage of the Fund's votes representing Fund shareholders not voting at the Meeting will be voted in the same proportion as the vote cast by Fund shareholders who do in fact vote. By voting in favor of Item 3, you are authorizing the Fund to vote to provide for these same investment policies for the Portfolio.

Required Vote

Approval of this Item with respect to a Fund will require the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of that Fund present at the Meeting represented by proxy if holders of more than 50% of the voting securities of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of that Fund.

The Boards of Trustees have unanimously concluded that the proposals to amend the fundamental investment policies of each Fund will benefit the Fund and its shareholders. The Trustees unanimously recommend voting FOR each of the proposals.
ITEM 4 -	TO VOTE ON A MANAGEMENT AGREEMENT.

You are being asked to approve a Management Agreement between your Fund and Citi Fund Management Inc. (called, in this proxy statement, Citi Management) that provides for both investment advisory and administrative services for the Fund under one agreement. Currently, Citi Management serves as the investment adviser to Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves pursuant to an Investment Advisory Agreement dated June 24, 1986. Citi Management, which was formed to succeed to the investment advisory operations of Citibank, became the adviser to the Funds on April 1, 2001. Citi Tax Free Reserves does not currently have an agreement providing for investment advisory services because the Fund invests through Tax Free Reserves Portfolio. Instead, Citi Management provides investment advisory services to the Portfolio pursuant to an advisory agreement. Smith Barney Fund Management LLC, an affiliate of Citi Management, provides administrative services to each Fund and to Tax Free Reserves Portfolio pursuant to administrative services agreements. Adoption of the Management Agreement by a Fund will not increase the aggregate contractual investment advisory and administrative service fees currently payable by the Fund.

If the Management Agreement is approved for Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves, Citi Management will continue to provide advisory services directly to those funds. If the Management Agreement is approved for Citi Tax Free Reserves, advisory services for that Fund will continue to be provided through the Portfolio. However, the Agreement gives Citi Tax Free Reserves the flexibility to have Citi Management perform advisory, as well as administrative, services for the Fund if the Fund's Trustees so choose. The Trustees may request that Citi Management perform advisory services for the Fund if, for example, the Trustees decide that it is in shareholders' best interests to remove the Fund's assets from the Portfolio. The Trustees have no current intention of doing so. Citi Management will provide administrative services to each Fund under the new Management Agreement, including the provision of general office facilities and supervising the overall administration of the Fund. Upon approval of this Item, the Funds' existing investment advisory agreements and administrative services agreements with Citi Management and Smith Barney Fund Management LLC will be terminated.

It is expected that the same personnel who currently provide advisory and administrative services for Fund assets will continue to do so after the Management Agreement is entered into and that services will be provided in substantially the same manner as they are currently provided. A copy of the Management Agreement for the Funds is included in this proxy statement as Appendix D. You should refer to Appendix D for the complete terms of the Management Agreement.

The Proposed Management Agreement

Under the Management Agreement, if directed to do so by a Fund's Trustees, Citi Management will continuously furnish an investment program for the Fund and will determine from time to time what securities are purchased, sold or exchanged, and what portion of the assets of the Fund are held uninvested. Citi Management may also make recommendations as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to portfolio securities will be exercised; and will take all actions which Citi Management deems necessary to implement each Fund's investment policies.

The Agreement also requires Citi Management to perform administrative and management services, including: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of each Fund and for performing administrative and management functions; (ii) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund's transfer agent, service agents, custodian and other independent contractors or agents; and (iii) maintaining the books and records of each Fund.

Although the Management Agreement permits Citi Management to enter into soft dollar arrangements with broker/dealers, pursuant to which Citi Management could pay a broker or dealer a commission greater than another broker may have charged for the same transaction, money market funds generally do not pay commissions in connection with the purchase of portfolio investments.

The Management Agreement will be in effect for two years and may continue thereafter if its continuance is approved each year in accordance with applicable law. The Agreement may be terminated at any time without the payment of any penalty by the Funds' Trustees or shareholders, or by Citi Management, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. The Agreement also will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

The Management Agreement provides that Citi Management will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreement relates, except a loss resulting from Citi Management's willful misfeasance or its bad faith or gross negligence in the performance of its obligations and duties, or by reason of Citi Management's reckless disregard of its obligations and duties under the Agreement.

Management Fees
Fund	Current Fees		Total Current Fees	Total Proposed Fees
	Advisory	Administration
Citi California Tax Free Reserves	0.20%	0.25%	0.45%	0.45%
Citi Connecticut Tax Free Reserves	0.20%	0.25%	0.45%	0.45%
Citi New York Tax Free Reserves	0.20%	0.25%	0.45%	0.45%
Citi Tax Free Reserves	0.20%	0.30%	0.50%	0.50%

Citi California Tax Free Reserves
Citi Connecticut Tax Free Reserves
Citi New York Tax Free Reserves
The aggregate management fees payable under the Management Agreement for Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves are equal on an annual basis to 0.45% of each Fund's average daily net assets. Fees accrue daily and are payable monthly. If a Fund were, in the future, to invest through one or more other mutual funds in a master/feeder or fund-of-funds type of structure, the amount, if any, of the Fund's share of the management fees payable by the other fund or funds in which it invests would be deducted from this amount. Currently, the fees payable by each of these Funds for advisory services and administrative services are 0.20% and 0.25%, respectively, of the Fund's annual average daily net assets. Approval of the new Management Agreement will not change the contractual amount of fees currently payable by each of these Funds for advisory and administrative services.

Citi Tax Free Reserves
The aggregate management fees payable under the Management Agreement for Citi Tax Free Reserves are equal on an annual basis to 0.50% of the Fund's average daily net assets less the amount, if any, of the Fund's share of the management fees payable by the portfolios in which it invests. Fees accrue daily and are payable monthly. The fees payable by Citi Tax Free Reserves for administrative services are 0.25% of the Fund's annual average daily net assets. The Fund also pays its ratable share of Tax Free Reserves Portfolio's investment advisory and administration fees. These fees are payable at the rates of 0.20% and 0.05%, respectively, of the Portfolio's average annual daily assets. Approval of the new Management Agreement will not change the amount of contractual fees currently payable by the Fund for advisory and administrative services.

Currently, Citi Management and Smith Barney Fund Management LLC are voluntarily waiving a portion of the advisory and administrative fees in order maintain the projected rate of total operating expenses. Aggregate investment advisory and administrative fees paid under the existing advisory and administrative services agreements for the fiscal year ended August 31, 2000 were as follows:
Fund	Advisory Fees	Administrative Service Fees
Citi California Tax Free Reserves	$405,958	$569,821
Citi Connecticut Tax Free Reserves	$188,830	$280,048
Citi New York Tax Free Reserves	$1,664,831	$2,190,230
Citi Tax Free Reserves		$$826,985

______________________________________

1All of the advisory fee and $[ ] of the administrative fee was paid to Citibank.

Affiliates of Citi Management also currently serve as distributor, shareholder servicing agents and transfer agent for the Funds and as transfer agent of the Portfolio. These arrangements will not change as a result of the Management Agreement being implemented. Neither Salomon Smith Barney Inc., the Funds' current distributor, nor Citi Fiduciary Trust Company, the Funds' current transfer agent received any fees for the fiscal year ending August 31, 2000. For the fiscal year ended August 31, 2000, net fees accrued to Citibank for shareholder services were $[________]. Neither Citi Management nor any of its affiliates received any other fees from the Funds for services provided to the Funds during their last fiscal year. There were no other material payments by the Funds to Citi Management, or any of its affiliates during that period. No commissions were paid by the Funds or Tax Free Reserves Portfolio during the Funds' last fiscal year to any affiliated broker.

Description of Citi Management

Citi Management is a newly established investment adviser that was formed in response to legislation, the Financial Modernization Act of 1999, which effected changes in how banks, such as Citibank, are permitted to serve as investment advisers to mutual funds. As a result of these new regulatory requirements, Citibank's U.S.-based registered mutual fund asset management operations were transferred as of April 1, 2001 to Citi Management, a newly formed affiliate of Citibank. Citi Management is a wholly-owned subsidiary of Smith Barney Fund Management LLC, which in turn, is an indirect wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading - and use diverse channels to make them available to consumer and corporate customers around the world.

The address of Citi Management is 100 First Stamford Place, Stamford, Connecticut. The address of Citicorp and Citigroup Inc. is 7 World Trade Center, 40th Floor, New York, New York 10048.

The Evaluation by the Trustees

At a meeting on February 6, 2000, the Trustees considered the Management Agreement and whether it is in the best interests of the Funds and their shareholders. The Trustees considered the nature and quality of services expected to be provided by Citi Management under the Management Agreement and were assured that the Funds' current portfolio managers were expected to continue to manage the Funds and that supervisory personnel for overseeing investment operations and fund administration were expected to remain the same. In evaluating Citi Management's ability to provide services to the Funds, the Trustees also considered information as to Citi Management's business organization, its financial resources and administrative personnel.

The Trustees also considered the advisability of entering into the new Management Agreement with respect to each Fund. The Trustees considered the fact that the aggregate contractual investment management and administrative fees payable by each Fund (including the Citi Tax Free Reserves' share of Tax Free Reserves Portfolio's advisory and administrative fees) would not increase as a result of entering into the Agreement. The Trustees also considered whether entering into a Management Agreement for Citi Tax Free Reserves at this time was advisable, given that the Fund currently invests in the Portfolio. In this regard, the Trustees considered that the Management Agreement would permit the Trustees to act quickly in the event that it was considered in that Fund's best interests to withdraw from the Portfolio. Although the Trustees noted that there was no present intention to do so, they agreed that this flexibility would be a benefit to that Fund and its shareholders.

Based upon its review, the Trustees concluded that, with respect to each Fund, the Management Agreement is reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided in the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as were deemed relevant, the Trustees, including all of the Trustees who are not "interested persons" as defined in the 1940 Act, unanimously approved, with respect to each Fund, the Management Agreement and voted to recommend its approval by Fund shareholders.

Tax Free Reserves Portfolio also intends to enter into a management agreement with Citi Management. That agreement will replace the Portfolio's existing investment advisory and administrative services agreements with Citi Management and Smith Barney Fund Management LLC, and will have terms similar to the Management Agreement for Citi Tax Free Reserves. The fees payable by the Portfolio will be 0.25% of the average annual daily net assets, the same as the aggregate fees currently payable by the Portfolio for investment advisory and administrative services. The Portfolio will ask its investors, including Citi Tax Free Reserves, to vote on the management agreement. The Fund will cast its votes on the agreement in the same proportion as the votes cast at the Meeting by its shareholders on this Item 4. The percentage of the Fund's votes representing Fund shareholders not voting at the Meeting will be voted in the same proportion as the vote cast by Fund shareholders who do in fact vote. For shareholders of Citi Tax Free Reserves, by voting in favor of Item 4 you are authorizing the Fund's Trustees to vote to approve the Portfolio's management agreement.

Required Vote

For each Fund, the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, is required to approve the Management Agreement.

The Boards of Trustees unanimously recommend that the shareholders of each Fund vote FOR the approval of the Management Agreement.
ITEM 5 -	TO VOTE ON SERVICE PLANS FOR CLASS N AND CITITRADE SHARES.

Each Fund currently offers Class N and Cititrade shares. The Funds have adopted separate Distribution Plans in accordance with Rule 12b-1 under the 1940 Act for each class of their shares, and each class pays distribution fees under its plan. Class N shares of each Fund also pay shareholder servicing fees under an Administrative Services Plan. Each Fund is proposing to replace the Distribution Plan for each class and the Administrative Services Plan relating to Class N with a new Service Plan which will be adopted in accordance with Rule 12b-1. The maximum distribution and shareholder servicing fees which are currently payable and which would be payable under the new Service Plan for each Fund are as follows:
Class	Current Fees		Total Current Fees	Total Proposed Fees
	Distribution Plan	Shareholder Servicing Agreement
Class N	0.20%	0.25%	0.45%	0.25%
Cititrade	0.60%	N/A	N/A	0.60%

The aggregate contractual fees payable by Class N shares for distribution and shareholder servicing will decrease as a result of the adoption of the Service Plans and the termination of the Administrative Services Plan. However, because it is expected that current voluntary fee waivers and reimbursements in effect for Class N shares will terminate if the Service Plans are adopted, the total annual operating expenses for Class N shares are expected to remain the same. The aggregate contractual fees payable by Cititrade shares will not increase as a result of the adoption of the Service Plan.

Each class of each Fund will vote on its own proposed Service Plan separately. Failure of any class to approve its Service Plan will not effect the adoption by another class of its Plan. The Service Plan for each class is identical, except for the fees payable under the Plan. A copy of the form of Service Plan is included in this proxy statement as Appendix E. You should refer to Appendix E for all of the terms of the proposed Service Plans.

Comparison of the Distribution Plans to the Service Plans

The Distribution Plans for Class N and Cititrade shares were most recently approved by the Funds' Trustees in May 2000. The Distribution Plan for Class N shares of each Fund currently provides that the Fund may pay its distributor a monthly distribution fee at an annual rate not to exceed 0.10% of the average daily net assets representing the Class N shares. In addition, each Distribution Plan for Class N shares permits the Fund to pay the distributor an additional fee up to 0.10% of the average daily net assets represented by that class in anticipation of or as reimbursement for certain print or electronic media advertising expenses.

The Distribution Plan for Cititrade shares of each Fund currently provides that the Fund may pay an annual fee for servicing shareholder accounts not to exceed 0.10% and an annual fee for distribution not to exceed 0.50% of the average daily net assets represented by Cititrade shares.

The distributor uses the distribution fees to offset marketing costs, such as preparation of sales literature, advertising, and printing and distributing prospectuses and other shareholder materials to prospective investors in a class. In addition, the distributor may use the distribution fees to pay costs related to distribution activities, including employee salaries, bonuses and other overhead expenses, and for the payment of account maintenance and shareholder servicing fees.

Under the existing Administrative Services Plan, the Fund may enter into shareholder servicing agreements and pay fees under those agreements. Shareholder servicing agreements have been entered into with respect to Class N shares providing for the payment to service agents of 0.25% of the average daily net assets represented by those shares.

The proposed Service Plan for each class, which will replace each Distribution Plan as well as the Administrative Services Plan relating to Class N shares, provides that the Funds may pay its distributor a monthly fee at an annual rate not to exceed 0.25% and 0.60% of the average daily net assets represented by the Class N and Cititrade shares respectively.

The fees payable under the proposed Service Plans may be used for both distribution and servicing of accounts. Specifically, these fees may be used to make payments to the distributor for distribution services, and to service agents and others as compensation for the sale of shares of each Fund, and to make payments for advertising, marketing or other promotional activity and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each Fund also may make payments to the distributor, service agents and others for providing personal service to shareholders or maintaining shareholder accounts. The Service Plans, which are standardized plans that are intended to be used by all of the funds in the Citi fund complex, also reference the imposition of charges on the purchase and redemption of Fund shares. However, the Funds have no intention of imposing these charges upon the purchase or sale of Fund shares.

Each Service Plan also recognizes that various Fund service providers, such as the Fund's manager or investment adviser, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Fund for other purposes, such as management fees, and that the Fund's distributor or shareholder servicing agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. Each Service Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

Under each Service Plan, the applicable Fund is obligated to pay fees to the distributor, service agents and others as compensation for their services and not as reimbursement for specific expenses incurred. This means that the Funds will not be obligated to pay more than the fees provided for in the Plans even if expenses exceed those fees, and if the expenses of the distributor, service agents or others are less than the fees paid to them, they will realize a profit. Each current Distribution Plan also is a compensation plan except that the Plans for Class N Shares provide for reimbursement of up to 0.10% of average daily net assets for certain advertising expenses. In addition, the existing shareholder servicing agreement bases payment upon a formula which factors in the agent's expenses.

Each Service Plan, like each Distribution Plan, provides that its continuance must be specifically approved at least annually by a vote of a majority of the Qualified Trustees, trustees who are not "interested persons" of the related Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

Each Service Plan, like each Distribution Plan, may be terminated by a majority vote of the Qualified Trustees or by a vote of a majority of outstanding shares of the applicable Fund and may not be materially amended without the approval of a majority of both the Trustees and the Qualified Trustees. Under each Service Plan, as under each Distribution Plan, any amendment to the Plan that would materially increase the applicable Fund's expenses must first be approved by the Fund shareholders.

Under each Service Plan, as under each Distribution Plan, the distributor is required to preserve copies of any plan, agreement or report made pursuant to the Plan for a period of not less than six years from the date of the Plan, and for the first two years the distributor will preserve such copies in an easily accessible place.

Fees Paid

For the fiscal year ended August 31, 2000 the fees paid to CFBDS, Inc., the former distributor of each Fund and fees paid under the Shareholder Servicing Agreement for Class N shares were as follows:
Fund	Fee Paid		Total Fees Paid	Percentage of Fund or class assets
	Distribution Plan	Shareholder Servicing Agreement
Citi California Tax Free Reserves- Class N	$80,084	$815,516	$895,600%
Citi Connecticut Tax Free Reserves- Class N	$20,344	$440,198	$460,542%
Citi New York Tax Free Reserves- Class N	$652,984	$3,153,198	$3,806,182%
Citi Tax Free Reserves-Class N	$288,140	$1,254,912	$1,543,052%

Cititrade shares were first issued on August 18, 2000. For the period from August 18 to August 31, 2000 the fees paid under the Distribution Plan for Cititrade Shares of Citi New York Tax Free Reserves were $2.00. For that same period, the fees paid to the distributor under the Distribution Plan for Cititrade shares of each other Fund were $1.00. CFBDS, Inc. received all of these fees.

The Evaluation By the Boards of Trustees

The Funds' Trustees have determined that, with respect to each Service Plan, approval of the Plan is in the best interests of the Fund and the shareholders of the class to which the Plan applies. At a meeting on February 6, 2001, the Trustees considered, among other factors, the fees payable under each Service Plan and, more specifically, that the total fees payable by the Funds for distribution-related services for Class N shares would decrease as a result of the adoption of the Plans and that the total fees payable by Cititrade shares would not increase. The Trustees also considered the services covered by the Service Plans and the anticipated benefits to shareholders resulting from these services. The Trustees believe that the proposed Plans will enable each Fund to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts as appropriate for each class. The Trustees concluded that the fees provided in the Plans are fair and reasonable and in line with industry standards. As a result of these and other factors, the Trustees believe that each Service Plan is reasonably likely to benefit the Fund and the shareholders serviced by the Plan, and recommend that the shareholders of Class N and Cititrade shares of each Fund approve the Service Plan for that class.

Required Vote

Each class of each Fund will vote separately on its proposed Service Plan. The affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the class present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the class are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the class, is required to approve each Service Plan.

The Boards of Trustees recommend that the shareholders of each class of each Fund vote FOR approval of the Service Plan for that class.

If a class does not approve its Service Plan, the existing Distribution Plan and Administrative Services Plan for that class will remain in effect.
ITEM 6 -	TO VOTE ON REORGANIZING EACH FUND WITH A NEWLY ORGANIZED SERIES OF CITIFUNDS TRUST III.

You are being asked to approve the reorganization of your Fund into a new series of another trust in the Citi fund complex. Each of these new series are referred to in this proxy statement as a New Fund. Each New Fund will be substantially similar to its corresponding Fund, having the same name, investment objective, policies, fees and service providers as that Fund.

The proposed reorganization will result in each Fund becoming a series of CitiFunds Trust III, a Massachusetts business trust. It is anticipated that when the reorganization is consummated, each New Fund will have the same name as its corresponding Fund and that the investment objective, policies and restrictions of that Fund will not change except as approved by shareholders and as described in this proxy statement. Similarly, the management, distribution and other agreements will not change except as approved by shareholders and as described in this proxy statement. The same exchange privileges and the same shareholder services available to shareholders of each Fund will carry over to the corresponding New Fund after the reorganization.

Each Fund and its corresponding New Fund are trusts or series of trusts governed by Massachusetts law and by their respective Declarations of Trust and By-laws and supervised by their Trustees. As noted earlier in this proxy statement, some of the Funds' current Trustees are also Trustees of the New Funds and the New Funds are governed by a Declaration of Trust that is similar to the Funds' current Declarations of Trust. Currently, there are two other funds that are series of CitiFunds Trust III. Each of these funds is holding a meeting of its shareholders to elect the same Trustees that you are being asked to elect in Item 1, and to adopt an Amended and Restated Declaration of Trust that is substantially the same as the Amended and Restated Declaration of Trust that you are being asked to approve in Item 2. If shareholders approve the reorganization, it is intended that the reorganization will be consummated even if shareholders of your Fund or shareholders of CitiFunds Trust III do not elect the new Trustees or do not approve the Restated Declaration of Trust. In that case, the Board of Trustees supervising the New Fund may not be the same as the Board of the corresponding Fund at the time of the reorganization, and the New Fund will be governed by a declaration of trust that may be different from the corresponding Fund's declaration of trust at the time of the reorganization.

Reasons for the Reorganization

The reorganization will place each Fund into a trust that has multiple series. Currently, Citi Tax Free Reserves is a trust whose shares have not been divided into series; Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves are each series of a trust with three series. If the reorganization is approved for all of the Funds, each Fund will become a series of one trust with six series. It is anticipated that combining the series, each of which is a money market fund, in one trust will result in certain administrative efficiencies, including the ability to combine regulatory reports, registration statements, and possibly shareholder reports, and may result in lower auditing, legal and printing costs.

The current and the proposed structures are shown in the tables below:

Current Structure:
Citi Tax Free Reserves

CitiFunds Trust III
Citi Cash Reserves	Citi U.S. Treasury Reserves

CitiFunds Multi-State Tax Free Trust
Citi California Tax Free Reserves	Citi Connecticut Tax Free Reserves	Citi New York Tax Free Reserves

Structure After the Reorganization:

CitiFunds Trust III
Citi Cash Reserves	Citi U.S. Treasury Reserves	Citi Tax Free Reserves	Citi California Tax Free Reserves	Citi Connecticut Tax Free Reserves	Citi New York Tax Free Reserves

Agreement and Plan of Reorganization

As part of the proposed reorganization, each Fund will enter into an agreement and plan of reorganization with the corresponding New Fund. A copy of the form of plan is attached hereto as Appendix F. Each plan provides that all of the assets and liabilities of the Fund will be transferred to its corresponding New Fund and that each Fund's shareholders will receive the same number of full and fractional Class N or Cititrade shares of the corresponding New Fund as the shareholder holds in the Fund on the closing date of the reorganization. The closing date is expected to occur in the third quarter of 2001. Each New Fund will establish an account for each Fund shareholder that will reflect the number of shares of the New Fund distributed to that shareholder. Each New Fund's shares issued in the reorganization will be in uncertificated form.

Each plan of reorganization may be terminated or amended prior to the closing by the Trustees of the Fund or the applicable New Fund, notwithstanding the approval of the plan by the Fund shareholders. However, no amendment may reduce the number of New Fund shares to be issued to the corresponding Fund's shareholders under the plan to the detriment of the shareholders without their further approval.

Management Agreement and Service Plan for the New Funds

For any one Fund, if shareholders approve Item 4 above, the corresponding New Fund's management agreement will be identical to the Management Agreement as described in Item 4. Likewise, if shareholders approve Item 5 above, the corresponding New Fund's service plans will be identical to the Service Plans adopted. If the Management Agreement is not approved by Fund shareholders, each New Fund will adopt its corresponding Fund's existing advisory and administrative services arrangements. If the Service Plan with respect to a class is not approved, each New Fund will adopt its corresponding Fund's Distribution Plan and Administrative Services Plan with respect to that class.

The Evaluation By the Boards of Trustees

The Trustees of the Funds, including all of the Independent Trustees, approved the plans of reorganization on February 6, 2001. The Trustees considered materials discussing the potential benefits to Fund shareholders if the Funds were to reorganize with and into the New Funds. The Trustees, including all of the Independent Trustees, have determined with respect to each Fund that the proposed reorganization is in the best interests of the Fund and its shareholders and that the interests of Fund shareholders will not be diluted as a result of the proposed reorganization. The Trustees considered that there would be no change in the management of the Funds, in the Funds' service providers, investment policies, or in the contractual fees payable by the Funds as a result of the reorganization. The Trustees noted that Citi Tax Free Reserves is a Trust whose shares have not been divided into series and the Trust has no present intention to do so. CitiFunds Trust III, on the other hand, already has two outstanding series. Additionally, each of the Funds is a money market fund, as are the other series of CitiFunds Trust III, and accordingly share many features with these Funds. The Trustees determined that the proposed reorganization may therefore increase economic and administrative efficiencies for the Funds and may possibly result in a lower total annual expense ratio, because some of the fixed expenses currently paid by each Fund, such as accounting, legal and filing costs, would be spread among a greater number of series.

The Trustees of the Funds, in recommending the proposed transaction, considered a number of factors, including the following: (a) the simplification of the trust structure; (b) that placing each Fund into CitiFunds Trust III could result in a more efficient mutual fund operation and could potentially lower expense ratios for shareholders; (c) the tax-free nature of the reorganization; (d) the terms and conditions of the reorganization and that it should not result in a dilution of Fund shareholder interests; and (e) a variety of alternatives available to the Funds, including maintaining the status quo.

For each Fund, if the plan of reorganization is not approved, the Fund will continue in existence unless other action is taken by the Trustees; such other action may include resubmission of the plan to shareholders.

Tax Consequences

It is anticipated that the transactions contemplated by the plan of reorganization will be tax-free for federal income tax purposes. It is a condition of each plan that the Fund receive an opinion of Bingham Dana LLP, counsel to the Fund, that (i) under the Internal Revenue Code of 1986, as amended (the "Code"), the reorganization of the Fund into the New Fund pursuant to the plan will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and will not give rise to the recognition of gain or loss for federal income tax purposes to the Fund, the New Fund, or the shareholders of the Fund, (ii) a shareholder's adjusted basis for tax purposes in New Fund shares after the reorganization will be the same as his or her adjusted basis for tax purposes in the shares of the Fund immediately before the reorganization and (iii) the holding period of the New Fund shares received by the shareholders of the Fund will include the holding period of the shares of the Fund deemed to have been exchanged therefor, provided that at the time of the exchange the shares of the Fund were held as capital assets.

Description of the Securities to be Issued

Citi Tax Free Reserves is a business trust organized under the laws of the Commonwealth of Massachusetts on June 21, 1985, and is registered with the SEC as an open-end management investment company. Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves are series of CitiFunds Multi-State Tax Free Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on August 30, 1985. CitiFunds Multi-State Tax Free Trust is registered with the SEC as an open-end management investment company. Each New Fund is a series of CitiFunds Trust III, a business trust organized under the laws of the Commonwealth of Massachusetts on June 28, 1985. Each New Fund recently has been organized for the purpose of continuing the investment operations of its corresponding Fund and had not commenced operations as of April 27, 2001.

Each Fund has two classes of shares, Class N and Cititrade shares. Each New Fund also will have two corresponding classes of shares that will be issued in the reorganization. Each class of shares represents an identical pro rata interest in the relevant Fund's investment portfolio, but may differ with respect to certain other features, including: (a) the designation of each class; (b) the amount and type of the respective sales charges, if any, for each class; (c) the distribution and/or service fees borne by each class; (d) the expenses allocable exclusively to each class; (e) voting rights on matters exclusively affecting a single class; and (f) the exchange privilege of each class.

Required Vote

For each Fund, the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, is required to approve the reorganization.

The Boards of Trustees unanimously recommend that the shareholders of each Fund vote FOR the approval of the reorganization of the Fund.

In the event that the reorganization is not approved by the required vote of shareholders of a Fund, the reorganization for that Fund will not be consummated, and the Fund's Board of Trustees will consider whether or not to resubmit such a reorganization to a vote of shareholders. However, failure of any one Fund to approve the reorganization will not affect the reorganization of any other Fund.

***
Accountants

Deloitte & Touche LLP served as each Fund's auditor for the fiscal year ended August 31, 2000. KMPG LLP is each Fund's auditor for the fiscal year ending August 31, 2001. The replacement of Deloitte & Touche did not result from a dispute with Fund management.

Audit Fees

For the fiscal year ended August 31, 2000, the aggregate fees billed by Deloitte & Touche for professional services rendered for the audit of the Funds' annual financial statements and the review of interim financial statements were as follows:

Citi California Tax Free Reserves	$___________
Citi Connecticut Tax Free Reserves	$___________
Citi New York Tax Free Reserves	$___________
Citi Tax Free Reserves	$___________

Financial Information Systems Design And Implementation Fees

For the fiscal year ended August 31, 2000, the aggregate fees billed by Deloitte & Touche for financial information systems design and implementation for the Funds and Citibank were as follows:

Citi California Tax Free Reserves	$___________
Citi Connecticut Tax Free Reserves	$___________
Citi New York Tax Free Reserves	$___________
Citi Tax Free Reserves	$___________
Citibank	$___________

All Other Fees
Citi California Tax Free Reserves	$___________
Citi Connecticut Tax Free Reserves	$___________
Citi New York Tax Free Reserves	$___________
Citi Tax Free Reserves	$___________
Citibank	$___________

Audit Committee Determinations

The Audit Committees of the Funds have considered whether the provision by Deloitte & Touche of financial information systems design and implementation and other non-audit services is compatible with maintaining Deloitte & Touche's independence.

Officers of the Funds

The following table presents certain information about the officers of the Funds, including their principal occupations for at least the past five years, although the titles may not have been the same throughout.
Lewis E. Daidone* 42 years of age	Senior Vice President and Treasurer since 2000

Managing Director, Salomon Smith Barney; Chief Financial Officer, Smith Barney Mutual Funds; Director and Senior Vice President, Smith Barney Fund Management LLC and Travelers Investment Adviser, Inc; Treasurer and Senior Vice President or Executive Vice President of eighty-three investment companies associated with Citigroup.

Irving David* 39 years of age	Controller since 2000	Director, Salomon Smith Barney; former Assistant Treasurer, First Investment Management Company; Controller or Assistant Treasurer of fifty-three investment companies associated with Citigroup.
Frances Guggino* 42 years of age	Assistant Controller since 2000	Vice President, Citibank (since 1991).
Paul Brook* 46 years of age	Assistant Controller since 2000

Director, Salomon Smith Barney; Managing Director, AMT Investors Capital Services Inc. (from 1997 to 1998); Partner, Ernst & Young LLP (from 1990 to 1997); Controller or Assistant Treasurer of forty-three investment companies associated with Citigroup (from 1997 to 1998).

Anthony Pace* 35 years of age	Assistant Treasurer since 2000	Vice President, Mutual Fund Administration for Salomon Smith Barney Inc. (since 1986).
Marianne Motley* 41 years of age	Assistant Treasurer since 2000	Director, Mutual Fund Administration for Salomon Smith Barney Inc. (since 1994).
Robert I. Frenkel* 45 years of age	Secretary since 2000	Managing Director and General Counsel, Global Mutual Funds for [SSB Citi] Asset Management Group (since 1994); Secretary of seventeen investment companies associated with Citigroup.
Thomas C. Mandia* 38 years of age	Assistant Secretary since 2000	Director and Deputy General Counsel, [SSB Citi] Asset Management Group (since 1992); Assistant Secretary of seventeen investment companies associated with Citigroup.
Rosemary D. Emmens* 31 years of age	Assistant Secretary since 2000

Vice President and Associate General Counsel, [SSB Citi] Asset Management Group (since 1998); Assistant Secretary of seventeen investment companies associated with Citigroup; Counsel, The Dreyfus Corporation (from 1995 to 1998).

Harris Goldblat* 31 years of age	Assistant Secretary since 2000

Associate General Counsel, [SSB Citi] Asset Management Group (since 2000); Assistant Secretary of seventeen investment companies associated with Citigroup; Associate, Stroock & Stroock & Lavan LLP (from 1997 to 2000); Associate, Sills Cummis Radin Tischman Epstein & Gross (from 1996 to 1997); Clerk to the Honorable James M. Havey, P.J.A.D. (from 1995 to 1996).

________________________________________

*        "Interested Persons" of the Fund for purposes of the Investment Company Act of 1940.

Officers of Citi Fund Management Inc.

The following table lists the principal executive officer and directors of Citi Management. The address of each person listed is 100 First Stamford Place, Stamford, Connecticut.

Peter Carman	Director and President
Lawrence Kebluusek	Director and Vice President
Michael Christopher Robinson	Director and Vice President

Robert I. Frenkel, Secretary of the Funds, is also the Secretary of Citi Management. Heath B. McLendon, President of the Funds, is also a control person of Citi Management. Citi Management is a wholly-owned subsidiary of Smith Barney Fund Management LLC, which in turn is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc.

The address of Citi Management is 100 First Stamford Place, Stamford, Connecticut. The address of Smith Barney Fund Management LLC, Salomon Smith Barney Holdings Inc. and Citigroup Inc. is 7 World Trade Center, 40th Floor, New York, New York 10048.

Interests of Certain Persons

As of February 6, 2001, the Trustees and officers owned less than 1% of the outstanding shares of the trusts.

As of ________, to the best knowledge of the trusts, the following entities beneficially owned 5% or more of the outstanding shares of the Funds.

Fund	Name of Owner and Percentage of Fund:

Submission of Proposals

Citi Tax Free Reserves itself is a Massachusetts business trust and the remaining Funds are each organized as series of a Massachusetts business trust, and as such are not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as the approval of investment advisory agreements or changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholders' meetings must be received by the Funds a reasonable time prior to the Funds' solicitation of proxies relating to such future meeting.

Additional Information

In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by June 15, 2001, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of any such adjournment those proxies required to be voted in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjournment session will be borne by the Funds.

You may hold your shares through banks or other financial institutions, securities dealers or others (called Service Agents) that have entered into service agreements with the Funds' distributor and which are the record holder of your shares. At any meeting of Fund shareholders, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

It is important that proxies be returned promptly.
April 27, 2001	Citi California Tax Free Reserves
Citi Connecticut Tax Free Reserves
Citi New York Tax Free Reserves
Citi Tax Free Reserves

Appendix A

(cover page and table of contents omitted)
Form of
<AMENDED AND RESTATED>
DECLARATION OF TRUST

OF

~~_______________________~~
<[CITI TRUST]>

<Dated as of                     >

________________________________________________________________________________________

The following paragraphs are marked changes for all Funds:

       WHEREAS, ~~the Trustees desire to establish a trust~~<[Name of Trust] was established pursuant to a Declaration of Trust dated [Date], as amended (the "Original Declaration" ),> for the investment and reinvestment of funds contributed thereto; ~~and~~

       WHEREAS, the Trustees desire that the beneficial interest in the ~~trust~~ <Trust> assets <continue to> be divided into transferable Shares of Beneficial Interest ~~(without par value)~~<(par value $.00001 per share)> issued in one or more series<,> as hereinafter provided;

       <WHEREAS, the Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated Declaration of Trust has been amended and restated in accordance with the provisions of the Original Declaration;>

       NOW THEREFORE, the Trustees hereby ~~declare~~ <confirm> that all money and property contributed to the ~~trust established~~ <Trust> hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the Shares of Beneficial Interest ~~(without par value)~~ <(par value $.00001 per share)> issued hereunder and subject to the provisions hereof<, and that the Original Declaration, including all appendices, is amended and restated in its entirety as follows>.

ARTICLE I

NAME AND DEFINITIONS

       Section 1.1. Name. The name of the ~~trust created hereby is~~ <Trust is> "[ Name of Trust]"

       Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

       (a)       "Administrator" means a party furnishing services to the Trust pursuant to any contract described in Section 4.3 hereof.

       (b)       "By-Laws" means the By-laws referred to in Section 3.9 hereof, as from time to time amended.

       (c)       "Commission" has the meaning given that term in the 1940 Act.

       (d) ~~"Custodian" means a party employed by the Trust to furnish services as described in Article X of the By-laws.~~

       ~~(e)~~       "Declaration" means this <Amended and Restated> Declaration of Trust<,> as amended from time to time. Reference in this Declaration of Trust to ~~"Declaration", "hereof",~~<"Declaration," "hereof,"> "herein"~~,~~ and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

        ~~(f)~~<(e)>       "Distributor" means a party furnishing services to the Trust pursuant to any contract described in Section 4.2 hereof.

        ~~(g)~~<(f)>       "Interested Person" has the meaning given that term in the 1940 Act.

        ~~(h)~~<(g)>       "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

        ~~(i)~~<(h)>       "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular series <or class>, as the context may require<, and except that each Share shall have one vote for each dollar of net asset value as provided in Section 6.8 hereof.>

       ~~(j)~~<(i)>       "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time<, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any series or class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.>

       ~~(k)~~<(j)>       "Person" means and includes individuals, corporations, <limited liability companies,> partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

       ~~(l)~~       <(k)>       "Shareholder" means a record owner of outstanding Shares.

       ~~(m)~~       <(l)>       "Shares" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular series <or class> of Shares established by the Trustees pursuant to Section ~~6.9~~ <6.11> hereof, ~~equal proportionate~~ transferable units into which such series <or class> of Shares shall be divided from time to time <in accordance with the terms hereof>. The term "Shares" includes fractions of Shares as well as whole Shares.

       ~~(n)~~<(m)>       "Shareholder Servicing Agent" means a party furnishing services to the Trust pursuant to any shareholder servicing contract described in Section ~~4.4~~ <4.5> hereof.

       ~~(o)~~<(n)>       "Transfer Agent" means a party furnishing services to the Trust pursuant to any transfer agency contract described in Section ~~4.4~~ <4.5> hereof.

       ~~(p)~~<(o)>       "Trust" means the trust ~~created hereby.~~ <hereunder.>

       ~~(q)~~<(p)>       "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including, without limitation, any and all property allocated or belonging to any series <or class> of Shares pursuant to Section 6.9 <or Section 6.10> hereof.

       ~~(r)~~<(q)>       "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

       <(r)       "Trustees Emeritus" means those former Trustees who, from time to time, elect to serve as trustees emeritus of the Trust in accordance with the guidelines and conditions for such service adopted by the Trustees from time to time, for so long as they serve in that capacity. Trustees Emeritus, in their capacity as such, are not Trustees of the Trust for any purpose and have no powers or obligations of Trustees hereunder.>

ARTICLE II

TRUSTEES

       Section 2.1. Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time by a ~~written instrument signed by a~~ majority of the Trustees ~~, provided, however, that the number of Trustees shall in no event be less than three nor more than 15~~.

       Section 2.2. Term of Office of Trustees. ~~Subject to the provisions of Section 16(a)~~ <A Trustee may be elected either by the Shareholders of the Trust or, as provided in the Declaration and subject to the limitations> of the 1940 Act, <by> the Trustees<. Subject to all applicable provisions of the 1940 Act, a Trustee> shall hold office during the lifetime of this Trust and until its termination as hereinafter provided <or, if sooner, until his or her death or the election and qualification of his or her successor>; except ~~(a)~~ that<:

       (a)>       any Trustee may resign his <or her> trust (without need for prior or subsequent accounting) by an instrument in writing signed by  ~~him~~ <that Trustee> and delivered to the ~~other Trustees~~ <Trust>, which shall take effect upon such delivery or upon such later date as is specified therein;

       (b)       ~~that~~ any Trustee may be removed ~~with cause,~~ at any time,< with or without cause,> by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective;

       (c)       ~~that~~ any Trustee who ~~requests in writing to be retired or who has become incapacitated by illness or injury may be retired by~~ <has attained a mandatory retirement age established pursuant to any> written ~~instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any meeting of Shareholders by a vote of~~ <policy adopted from time to time by at least> two-thirds of the <Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

       (d)       any Trustee who has served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

       (e)       any Trustee who has become incapacitated by illness or injury, as determined by a majority of the other Trustees in their reasonable judgment, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; and

       (f)       a Trustee may be removed at any meeting of Shareholders by a vote of Shares representing two-thirds of the voting power of the> outstanding Shares of ~~each series~~ <the Trust>.

Upon the resignation<, retirement> or removal of a Trustee, or his <or her> otherwise ceasing to be a Trustee, ~~he~~ <that individual> shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning<, retiring> or removed Trustee. Upon the incapacity or death of any Trustee, ~~his~~ <that Trustee's> legal representative shall execute and deliver on his <or her> behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

       <Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.>

       Section 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement~~,~~ <or> removal ~~or inability~~ of any of the Trustees, or in case a vacancy shall, by reason of an increase in number <of Trustees>, or for any other reason, exist, the remaining Trustees ~~shall~~ <may> fill such vacancy by appointing such other individual as they in their discretion shall see fit. ~~Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office.~~ Any such appointment shall not become effective, however, until the person ~~named in the written instrument of appointment~~ <appointed> shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. ~~Within twelve months of such appointment, the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.~~ An appointment of a Trustee may be made by the Trustees then in office ~~and notice thereof mailed to Shareholders as aforesaid~~ in anticipation of a vacancy to occur by reason of retirement, resignation<, removal> or increase in number of Trustees effective <at> a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation<, removal> or increase in number of Trustees. The power of appointment is subject to ~~the~~ <all applicable> provisions ~~of Section 16 (a)~~ of the 1940 Act.

       Section 2.4. Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any ~~one~~ of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of ~~this~~ <the> Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, ~~the~~ <or while any Trustee is incapacitated, the other> Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration<, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees>. A written instrument certifying the existence of such vacancy <or incapacity> signed by a majority of the Trustees shall be conclusive evidence of the existence ~~of such vacancy~~ <thereof>.

       Section 2.5. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as ~~herein~~ otherwise expressly provided <herein>.

ARTICLE III

POWERS OF TRUSTEES

       Section 3.1. General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without ~~the~~ <The> Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

       The enumeration of any specific power herein shall not be construed as limiting the aforesaid power <or any other power of the Trustees hereunder>. Such powers of the Trustees may be exercised without order of or resort to any court.

       Section 3.2. Investments. (a) The Trustees shall have the power:

       (i)       to conduct, operate and carry on the business of an investment company;

       (ii)       to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of <securities of every nature and kind,> U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, <any form of option contract,> contracts for the future acquisition or delivery of fixed income or other securities, ~~and securities~~ <derivative instruments> of every ~~nature and kind,~~ <kind, "when-issued" or standby contracts, and all types of obligations or financial instruments,> including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,

       (A)       states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person,

       (B)       the U.S. Government, any foreign government, <or> any political subdivision or any agency or instrumentality of the U.S. ~~Government, any foreign government or any political subdivision of the U.S.~~ Government or any foreign government,

       (C)       any international instrumentality,

       (D)       any bank or savings institution, or

       (E)       any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, or under any foreign law;

~~or in "when issued" contracts for any such securities,~~

to retain Trust assets in cash and from time to time <to> change the ~~securities or obligations~~ <investments> in which the assets of the Trust are invested; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments; and

       (iii)       to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

       (b)       The Trustees shall not be limited to investing in securities or obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

_____________________________________________________________________________________________
The following paragraph is a marked change for Citi Tax Free Reserves only:

 ~~(d)~~<(c)>       Notwithstanding any other provision of ~~this~~ <the> Declaration to the contrary, ~~if the assets of the Trust are divided into separate series,~~ the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property of <the Trust or, as applicable, the Trust Property of> each series of the Trust~~(other than that particular series which holds that Trust Property which was owned immediately prior to the division of the Trust into separate series)~~, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more <other> investment companies to the extent not prohibited by the 1940 Act ~~and exemptive orders granted under such Act~~.

_____________________________________________________________________________________________
The following paragraphs are a marked change for Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves:

(c)       Notwithstanding any other provision of ~~this~~ <the> Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by ~~shareholders~~ <Shareholders> to either invest all or a portion of the Trust Property of ~~any~~ <the Trust or, as applicable, the Trust Property of each> series of the Trust ~~other than Landmark New York Tax Free Reserves~~, or sell all or a portion of such Trust Property and invest the proceeds of such sales, ~~in another investment company that is registered under the 1940 Act.~~

~~(d) Notwithstanding any other provision of this Declaration of the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property of each series of the Trust (other than Landmark New York Tax Free Reserves, Landmark Connecticut Tax Free Reserves and Landmark California Tax Free Reserves), or sell all or a portion of such Trust Property and invest the proceeds of such sales,~~ in one or more <other> investment companies to the extent not prohibited by the 1940 Act ~~and exemptive orders granted under such Act~~.

_____________________________________________________________________________________________
The following paragraphs are marked changes for all Funds:

       Section 3.3. Legal Title. Legal title to all Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each ~~Person~~ <person> who may hereafter become a Trustee. Upon the resignation, <retirement,> removal or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

       Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and Section 6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property<,> whether capital or surplus or otherwise~~, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations~~.

       Section 3.5. Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

       Section 3.6. Delegation~~; Committees~~. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees ~~or agents~~<, any Investment Adviser, Distributor, custodian, agent or independent contractor> of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem <appropriate or> expedient.

       Section 3.7. Collection and Payment. Subject to Section 6.9 hereof, the Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

       Section 3.8. Expenses. Subject to Section 6.9 hereof, the Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees<, Trustees> and Trustees <Emeritus>.

       Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein<, in the 1940 Act> or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of ~~all~~ <a majority of> the Trustees. The Trustees may adopt By-Laws not inconsistent with ~~this~~ <the> Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws ~~to the extent such power is not reserved to the Shareholders.~~ <at any time.>

       Section 3.10. Miscellaneous Powers. ~~The~~ <Without limiting the foregoing, the> Trustees shall have the power to:

       (a)       employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

       (b)       enter into joint ventures, partnerships and any other combinations or associations;

       (c)       ~~remove Trustees or fill vacancies in or add to their number,~~ elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, <in each case with or without cause,> and appoint ~~from their own number,~~ and terminate~~,~~ any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

       (d)       purchase, and pay for out of Trust Property, <such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation,> insurance policies insuring the <assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring> Shareholders, ~~the~~ <any> Administrator, Trustees, <Trustees Emeritus,> officers, employees, agents, ~~the~~ <any> Investment Adviser, ~~the~~ <any> Distributor, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

       (e)       establish pension, profit-sharing, Share purchase, <deferred compensation,> and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

       (f)       to the extent permitted by law, indemnify any ~~person~~ <Person> with whom the Trust has dealings, including ~~the~~ < any> Investment Adviser, Administrator, ~~Custodian~~ <custodian>, Distributor, Transfer Agent, Shareholder Servicing Agent and any dealer, to such extent as the Trustees shall determine;

       (g)       <guarantee indebtedness or contractual obligations of others;

       (h)>       determine and change the fiscal year of the Trust <or any series thereof> and the method by which its accounts shall be kept; and

       ~~(h)~~<(i)>       adopt a seal for the Trust, provided, that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

~~Section 3.11. Principal Transactions. Except in transactions permitted by the 1940 Act, or any order of exemption issued by the Commission, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Administrator, Shareholder Servicing Agent, Custodian, Distributor or Transfer Agent or with any Interested Person of such Person; but the Trust may, upon customary terms, employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian.~~

~~Section 3.12. Trustees and Officers as Shareholders. Except as hereinafter provided, no officer, Trustee or Member of the Advisory Board of the Trust, and no member, partner, officer, director or trustee of the Investment Adviser, Administrator or of the Distributor, and no Investment Adviser, Administrator or Distributor of the Trust, shall take long or short positions in the securities issued by the Trust. The foregoing provision shall not prevent:~~

~~(a) The Distributor from purchasing Shares from the Trust if such purchases are limited (except for reasonable allowances for clerical errors, delays and errors of transmission and cancellation of orders) to purchases for the purpose of filling orders for Shares received by the Distributor and provided that orders to purchase from the Trust are entered with the Trust or the Custodian promptly upon receipt by the Distributor of purchase orders for Shares, unless the Distributor is otherwise instructed by its customer;~~

~~(b) The Distributor from purchasing Shares as agent for the account of the Trust;~~

~~(c) The purchase from the Trust or from the Distributor of Shares by any officer, Trustee or member of the Advisory Board of the Trust or by any member, partner, officer, director or trustee of the Investment Adviser or of the Distributor at a price not lower than the net asset value of the Shares at the moment of such purchase, provided that any such sales are only to be made pursuant to a uniform offer described in the Trust's current prospectus or statement of additional information; or~~

~~(d) The Investment Adviser, the Distributor, or any of their officers, partners, directors or trustees from purchasing Shares prior to the effective date of the Trust's Registration Statement under the Securities Act of 1933, as amended, relating to the Shares~~

ARTICLE IV

~~INVESTMENT ADVISER, DISTRIBUTOR, ADMINISTRATOR,~~
~~TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS~~

<SERVICE PROVIDERS>

       Section 4.1. Investment Adviser. Subject to ~~a Majority Shareholder Vote of the Shares of each series affected thereby~~ <applicable requirements of the 1940 Act>, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby the other party to each such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, with respect to one or more series of Shares, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust <or any series thereof> on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any of such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. Such services may be provided by one or more Persons.

       Section 4.2. Distributor. ~~The~~ <Subject to applicable requirements of the 1940 Act, the> Trustees may in their discretion from time to time enter into one or more < exclusive or non-exclusive> distribution contracts providing for the sale of Shares <of one or more series or classes> whereby the Trust may either agree to sell the Shares to the other party to any such contract or appoint any such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements <or agency agreements> with ~~registered~~ securities dealers <or other Persons> to further the purpose of the distribution or repurchase of the Shares. Such services may be provided by one or more Persons.

       Section 4.3. Administrator. The Trustees may in their discretion from time to time enter into one or more ~~administration~~ <administrative services> contracts whereby the other party to each such contract shall undertake to furnish such administrative services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the ~~provisions of this~~ Declaration or the By-Laws.

~~Such services may be provided by one or more persons.~~

       <Section 4.4. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons. >

       Section ~~4.4.~~ <4.5.> Transfer ~~Agent~~ and Shareholder Servicing Agents. The Trustees may in their discretion from time to time enter into one or more transfer agency <or sub-transfer agency> and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of ~~this~~ <the> Declaration or the By-Laws. Such services may be provided by one or more Persons.

       Section ~~4.5~~ <4.6>. Parties to Contract. Any contract of the character described in <any Section> ~~Sections 4.1, 4.2, 4.3 or 4.4~~ of this Article IV ~~or any Custodian contract~~ may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of any such contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of ~~the~~ <this> Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1~~, 4.2, 4.3 and 4.4~~ <through 4.5> above ~~or any Custodian contract~~, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section ~~4.5~~ <4.6>.

ARTICLE V

LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
TRUSTEES AND OTHERS

       Section 5.1. No Personal Liability of Shareholders~~, Trustees, etc. No~~ <. No Shareholder or former> Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust <solely by reason of being or having been a Shareholder. The Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his or her being or having been a Shareholder (other than taxes payable by virtue of owning Shares), and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder or former Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder or former Shareholder in any appropriate situation even though not specifically provided herein. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust. Notwithstanding any other provision of the Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder or former Shareholder of any Shares of any series other than Trust Property allocated or belonging to such series.

       Section 5.2. Non-Liability of Trustees and Others>. No Trustee, <Trustee Emeritus,> officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust~~, save only that arising from bad faith, wilful misfeasance, gross negligence or reckless disregard for his duty to such Person~~; and all ~~such~~ Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. ~~If~~ <No Trustee, Trustee Emeritus, officer, employee or agent of the Trust shall be liable to the Trust or to> any Shareholder, Trustee, officer, employee, ~~or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein. Notwithstanding any other provision of this Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder of any Shares of any series other than Trust Property allocated or belonging such series.~~

~~Section 5.2. Non-Liability of Trustees, etc. No Trustee, officer, employee~~ or agent of the Trust ~~shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof~~ for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his <or her> own bad faith, willful misfeasance, gross negligence or reckless disregard of his ~~duties.~~ <or her duties involved in the conduct of the individual's office.>

       Section 5.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

       (i)       every person who is or has been a Trustee<, Trustee Emeritus> or officer of the Trust <(hereinafter referred to as a "Covered Person")> ; shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him <or her> in connection with any claim, action, suit or proceeding in which ~~he~~ <that individual> becomes involved as a party or otherwise by virtue of ~~his~~ being or having been a Trustee<, Trustee Emeritus> or officer and against amounts paid or incurred by ~~him~~ <that individual> in the settlement thereof;

       (ii)       the words ~~"claim", "action",~~<"claim," "action,"> "suit"~~,~~ or " proceeding"~~,~~ shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement <or compromise>, fines<,> penalties and other liabilities.

       (b)       No indemnification shall be provided hereunder to a ~~Trustee or officer~~ <Covered Person>:

       (i)       against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that ~~he~~ <the Covered Person> engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of ~~his~~ <that individual's> office;

       (ii)       with respect to any matter as to which ~~he~~ <the Covered Person> shall have been finally adjudicated not to have acted in good faith in the reasonable belief that ~~his~~ <that individual's> action was in the best interest of the Trust; or

       (iii)       in the event of a settlement involving a payment by a Trustee<, Trustee Emeritus> or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a ~~Trustee or officer~~ <Covered Person>, unless there has been either a determination that such ~~Trustee or officer~~ <Covered Person> did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of ~~his~~ <that individual's> office by the court or other body approving the settlement or other disposition or ~~by~~ a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that ~~he~~ <that individual> did not engage in such conduct:

              (A)       by vote of a majority of the Disinterested Trustees <(as defined below)> acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

              (B)       by written opinion of ~~independent~~ legal counsel <chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent>.

       (c)       The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any ~~Trustee or officer~~ <Covered Person> may now or hereafter be entitled, shall continue as to a ~~Person~~ <person> who has ceased to be ~~such Trustee or officer~~ <a Covered Person> ; and shall inure to the benefit of the heirs, executors and administrators of such ~~Person~~ <person>. Nothing contained herein shall affect any rights to indemnification to which personnel ~~other than Trustees and officers~~<, including Covered Persons,> may be entitled by contract or otherwise under law.

       (d)       Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the ~~recipient~~ <Covered Person> to repay such amount if it is ultimately determined that ~~he~~ <the Covered Person> is not entitled to indemnification under this Section 5.3, provided that either:

       (i)       such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

       (ii)       a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or  ~~an independent~~ legal counsel <selected as provided in Section 5.3(b)(iii)(B) above> in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the ~~recipient~~ <Covered Person> ultimately will be found entitled to indemnification.

       As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

       <(e)       In making a determination under Section 5.3(b)(iii) as to whether a Covered Person engaged in the conduct described therein, or under Section 5.3(d)(ii) as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Disinterested Trustees or legal counsel making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office and has acted in good faith in the reasonable belief that the Covered Person's action was in the best interest of the Trust or series and its shareholders.>

       Section 5.4. No Bond Required ~~of Trustees~~. No Trustee<, Trustee Emeritus or officer> shall be obligated to give any bond or other security for the performance of any of his <or her> duties hereunder.

       Section 5.5. No Duty of Investigation; Notice in Trust Instruments~~, etc~~. No purchaser, lender, <Shareholder Servicing Agent,> Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees <or officers> shall recite that the same is executed or made by them not individually, but as <or on behalf of> Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustee s<, officers> or Shareholders individually, but bind only the ~~trust~~ <Trust> estate, and may contain any further recital ~~which they or he may deem~~ <deemed> appropriate, but the omission of such recital shall not operate to bind any of the Trustees<, officers> or Shareholders individually. The Trustees ~~shall at all times~~ <may> maintain insurance for the protection of the Trust Property, ~~the Trust's~~ Shareholders, Trustees, <Trustees Emeritus,> officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

       Section 5.6. <Good Faith Action;> Reliance on Experts~~, etc.~~ <. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law.> Each Trustee and officer or employee of the Trust shall, in the performance of his <or her> duties, be <under no liability and> fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon ~~an opinion~~ <advice> of counsel, or upon reports made to the Trust by any of its officers or employees or by ~~the~~ <any> Investment Adviser, the Distributor, Transfer Agent, <custodian, any> Shareholder Servicing ~~Agents~~ <Agent>, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

       <Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series or class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any series or class thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.

       Such demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any series or class thereof shall be subject to the right of the Shareholders under Section 6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.>

ARTICLE VI

SHARES OF BENEFICIAL INTEREST

       Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder may be divided into transferable Shares of Beneficial Interest (without par value), ~~all of one class,~~ which may be divided into one or more series <and classes> as provided in ~~Section~~ <Sections> 6.9 <and 6.10> hereof. The number of Shares authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

       Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, ~~pre-emptive,~~ <preemptive,> appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series <or class> of Shares. <By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.>

       Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

       Section 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with<,> the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of <the Trust or of> any series <or class> into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property allocated or belonging to such series <or class>. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

       Section 6.5. Register of Shares. A register or registers shall be kept at the principal office of the Trust or at an office of the Transfer Agent or, upon the vote of a majority of the Trustees of the Trust, at an office of any one or more Shareholder Servicing Agents, which register or registers, taken together, shall contain the names and addresses <(which may be addresses for electronic delivery)> of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register or registers shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. Unless the Trustees have authorized a Shareholder Servicing Agent to keep a register of Shares, that Shareholder Servicing Agent shall be the holder of record of all outstanding Shares shown on the records of the Transfer Agent as being held by such Shareholder Servicing Agent. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to ~~him as~~ <that Shareholder as provided> herein or in the By-Laws ~~provided~~, until ~~he~~ <the Shareholder> has given his <or her> address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon, or, if the Trustees have authorized a Shareholder Servicing Agent to keep the register for the Shares of such Shareholder, such Shareholder Servicing Agent (as used in ~~this~~ <the> Declaration, such Shareholder's "agent of record"). It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

       Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust ~~only~~ <in accordance with policies established> by the ~~record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the~~ Trustees~~, the Transfer Agent or the Shareholder Servicing Agent which is the agent of record for such Shareholder, of a duly executed instrument of transfer, together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made~~ <from time to time. Until so transferred>, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder ~~and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.~~

~~Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees, the Transfer Agent or the Shareholder Servicing Agent which is the agent of record for such Shareholder; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent, Shareholder Servicing Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law~~.

       Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given <(i)> if mailed, postage prepaid, addressed to any Shareholder of record at ~~his~~ <the Shareholder's> last known address as recorded on the register of the Trust<, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation>.

       Section 6.8. Voting Powers. The Shareholders shall have power to vote only (i) for the <election of Trustees when that issue is submitted to Shareholders, and for the> removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract ~~as provided in Section 4.1 hereof~~ <on which a shareholder vote is required by the 1940 Act>, (iii) with respect to termination of the Trust <or any series or class to the extent and> as provided in Section 9.2 hereof, (iv) with respect to any amendment of ~~this~~ <the> Declaration to the extent and as provided in Section 9.3 hereof, (v) with respect to any merger<,> consolidation or sale of assets ~~as provided in Sections 9.4 and 9.6 hereof, (vi) with respect to incorporation of the Trust or any series~~ to the extent and as provided in ~~Sections 9.5 and 9.6~~ <Section 9.4> hereof, ~~(vii)~~<(vi)> to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and ~~(viii)~~<(vii)> with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any ~~state~~  <other regulator having jurisdiction over the Trust>, or as the Trustees may consider necessary or desirable.

~~Each whole Share~~

       <A Shareholder of each series or class> shall be entitled to one vote ~~as to any~~ <for each dollar of net asset value (number of Shares owned times net asset value per Share) of such series or class, on each> matter on which ~~it~~ <such Shareholder> is entitled to vote and each fractional ~~Share~~ <dollar amount> shall be entitled to a proportionate fractional vote, except that <the Trustees may, in conjunction with the establishment of any series or class of Shares (but subject to applicable law), establish conditions under which the several series or classes shall have separate or no voting rights.> Shares held in the treasury of the Trust shall not be voted.

~~Shares~~ <Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, Shares entitled to vote and representing a majority of the voting power of the Shares voted on the matter in person or by proxy shall decide any matter and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration requires that the holders of any series or class shall vote as a series or class, then Shares representing a majority of the voting power of the Shares of that series or class entitled to vote and voted on the matter shall decide that matter insofar as that series or class is concerned, and provided further that subject to applicable law, abstentions and broker non-votes shall not be counted as having been voted on the applicable matter.

       Shares of all series> shall be voted ~~by individual series~~ <in the aggregate> on any matter submitted to a vote of the Shareholders of the Trust except as provided in Section 6.9~~(g)~~<(g)> hereof. There shall be no cumulative voting in the election of Trustees. Until Shares are issued <and during any period when no Shares are outstanding>, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. At any meeting of shareholders of the Trust or ~~of~~ any series <or class> of the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and ~~which are not otherwise represented in person or by proxy at the meeting~~ <for which no voting instructions are received>, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for quorum purposes. The By-Laws may include further provisions for Shareholder votes and meetings and related matters.

       Section 6.9. Series ~~Designation~~ <of Shares>. Shares of the Trust may be divided into series, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of this Section 6.9. The Trustees may from time to time exercise their power to authorize the division of Shares into one or more series by establishing and designating one or more series of Shares upon and subject to the following provisions:

       (a)       All Shares shall be identical <(subject to such variations between classes of Shares as may be permitted in accordance with the terms of Section 6.10 hereof)> ; except that there may be such variations ~~as shall be fixed and determined~~ <between different series as are approved> by the Trustees ~~between different series as to purchase price, right of redemption and the price, terms and manner of redemption, and special and relative rights as to dividends and on liquidation.~~ <and as are consistent with applicable law.>

       (b)       The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any ~~unissued Shares or any~~ <Shares of any Series, including outstanding Shares, unissued Shares and> Shares previously issued and reacquired ~~of any series~~<,> into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

       (c)       All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits~~,~~ and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No holder of Shares of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares. <No holder of Shares of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.>

       (d)       The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees<,> in their sole discretion<,> deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.

       (e)       The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section 3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series ~~which is hereinafter described~~.

       (f)       Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be ~~daily~~ <monthly> or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that series only, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. ~~All~~ <Subject to differences among classes, all> dividends and distributions on Shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number <and value> of Shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series only.

       (g)       Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares <of all series> then entitled to vote shall be voted ~~by individual series~~ <in the aggregate>, except that (i) when required by the 1940 Act to be voted ~~in the aggregate~~ <by individual series or class>, Shares shall not be voted ~~by individual series~~ <in the aggregate>, and (ii) when the Trustees have determined that ~~the~~ <a> matter affects only the interests of Shareholders of ~~one or more~~ <particular> series <or classes of Shares>, only Shareholders of such series <or classes of Shares, as applicable,> shall be entitled to vote thereon.

~~(h) The establishment and designation of any series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.~~

~~(i) Notwithstanding anything in this Declaration to the contrary, the~~

       <Section 6.10. Classes of Shares. The> Trustees may, in their discretion, authorize the division of Shares of <the Trust (or> any series <of the Trust)> into ~~Shares of~~ one or more classes ~~or subseries of such series~~<, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each class that may be issued is unlimited, and the Trustees may classify or reclassify any Shares of any class, including outstanding Shares, into one or more classes that may be established and designated from time to time>. All Shares of a class ~~or a subseries~~ shall be identical with each other and with the ~~shares~~ <Shares> of each other class ~~or subseries of~~ <of the Trust or> the same series <of the Trust (as applicable),> except for such variations between classes ~~or subseries~~ as may be approved by the Board of Trustees and ~~be permitted under~~ <not prohibited by> the 1940 Act ~~or pursuant to any exemptive order issued by the Securities and Exchange Commission.~~<.

       Section 6.11 Series and Class Designations. The establishment and designation of any series or class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to the Declaration.

       The series of Shares existing as of the date hereof are set forth in Appendix A hereto.

       The classes of Shares of each series existing as of the date hereof are set forth in Appendix B hereto.>

ARTICLE VII

REDEMPTIONS

       Section 7.1. Redemptions. ~~In case any Shareholder at any time desires to dispose of his Shares, he may deposit his certificate or certificates therefor, duly endorsed in blank or accompanied by an instrument of transfer executed in blank, or if the Shares are not represented by any certificates, a written request or~~ <All Shares shall be redeemable based on a redemption price determined in accordance with this Section 7.1 and Article VIII of the Declaration. Redeemed Shares may be resold by the Trust. The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon acceptance of the appropriately verified application of the record holder thereof (or upon such >other ~~such~~ form of request as the Trustees may <determine) at such office or agency as may be designated> from time to time ~~authorize, at the office of the Transfer Agent, the Shareholder Servicing Agent, or at the office of any bank or trust company, either in or outside of Massachusetts, which is a member of the Federal Reserve System and which the said Transfer Agent or the said Shareholder Servicing Agent has designated in writing~~ for that purpose~~, together with an irrevocable offer in writing in a form acceptable to the Trustees to sell the Shares represented thereby to the Trust~~ <in the Trust's then effective registration statement under the Securities Act of 1933 and the 1940 Act. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, in the Trust's registration statement regarding the redemption of Shares. Shares shall be redeemed> at the net asset value thereof ~~per Share,~~ <next> determined ~~as provided in Section 8.1 hereof, next after such deposit. Payment~~ <after acceptance of such request, less any applicable redemption fee or sales charge.

       Subject to Section 7.2 hereof, payment> for said Shares shall be made to the Shareholder ~~within seven days after the date on which the deposit is made, unless (i) the date of payment is postponed pursuant to Section 7.2 hereof, or (ii) the receipt, or verification of receipt, of the purchase price for the~~ <in cash or in property at such time and in such manner not inconsistent with the 1940 Act or other applicable law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have> Shares ~~to be~~  redeemed ~~is delayed, in either of which event payment may be delayed beyond seven days.~~ <in-kind.>

       Section 7.2. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment of the redemption proceeds ~~for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the~~ <of any series or class as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trust shall specify, and thereafter there shall be no> right of redemption or ~~postponement of the date of~~ payment of the redemption proceeds ~~; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment of the redemption proceeds~~ until the Trust shall declare the suspension at an end~~, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive)~~. In the case of a suspension of the right of redemption, a Shareholder may either withdraw ~~his~~ <the Shareholder's> request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

       Section 7.3. Redemption of Shares; Disclosure of Holding. ~~If the~~ <The> Trustees ~~shall, at any time and in good faith, be of the opinion~~ <may, in their discretion, require the Trust to redeem Shares held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees> that direct or indirect ownership of Shares ~~or other securities of the Trust~~ <of any series> has or may become concentrated in ~~any Person~~ <such Shareholder> to an extent ~~which~~ <that> would disqualify ~~the Trust~~ <that series> as a regulated investment company under the Internal Revenue Code of ~~1954,~~ <1986,> as amended ~~(the "Code"), then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities~~<(or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (iv) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular class of Shares or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders> of the Trust ~~sufficient to maintain or bring the direct or indirect ownership of shares or other securities of the Trust into conformity with the requirements for such qualification, and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification~~ <or applicable series or class>. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1 hereof.

       The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the ~~Code~~ <Internal Revenue Code of 1986, as amended (or any successor statute)>, or to comply with the requirements of any other <law or regulation, and ownership of Shares may be disclosed by the Trustees if so required by law or regulation.> ~~authority. Upon the failure of a Shareholder to disclose such information and to comply with such demand of the Trustees, the Trust shall have the power to redeem such Shares at a redemption price determined in accordance with Section 7.1 hereof .~~

~~Section 7.4. Redemptions of Accounts of Less than $500. The Trustees shall have the power at any time to redeem Shares of any Shareholder at a redemption price determined in accordance with Section 7.1 hereof if at such time the aggregate net asset value of the Shares in such Shareholder's account is less than $500. A Shareholder shall be notified that the value of his account is less than $500 and allowed 60 days to make an additional investment before redemption is processed.~~

~~Section 7.5. Redemptions Pursuant to Constant Net Asset Value Formula. The Trust may also reduce the number of outstanding Shares pursuant to the provisions of Section 8.3 hereof.~~

ARTICLE VIII

DETERMINATION OF NET ASSET VALUE NET INCOME AND DISTRIBUTIONS<; REDUCTION IN SHARES

The Trustees,>

~~Section 8.1. Net Asset Value. The value of the assets of the Trust shall be determined by appraisal of the securities owned by the Trust in the manner described in Section 8.3 hereof. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a dividend and all other items in the nature of liabilities which shall be deemed appropriate. The resulting amount which shall represent the total net assets of the Trust shall be divided by the number of Shares outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of each Share. The net asset value of the Shares shall be determined each day during which the New York Stock Exchange is open for trading. This determination shall be made once during each day as of 12:00 noon, New York City time and at such other time or times as the Trustees may determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees by vote may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.~~

~~Section 8.2. Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including, without limitation, any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time or declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. To the extent the Trustees deem appropriate as a matter of administrative convenience, distributions to Shareholders of the Trust may be effected on different dates to different Shareholders, provided that such distributions shall be make [sic] at regularly occurring intervals of approximately the same length with respect to each Shareholder of the Trust. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.~~

~~In as much as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Trust, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.~~

~~Section 8.3 Determination of Net Income; Constant net Asset Value; Reduction of Outstanding Shares. The net income of the Trust shall consist of (i) all interest income accrued on portfolio assets of the Trust, (ii) less all actual and accrued expenses determined in accordance with generally accepted accounting principles, and (iii) plus or minus any net realized gains or losses and any net unrealized gains or losses on the assets of the Trust. Interest income shall include discount earned (including both original issue and market discount) on paper accrued ratably to the date of maturity. Securities being valued shall be appraised on the basis of their amortized cost, or by such other method as shall be deemed to reflect their fair value. Expenses of the Trust, including advisory and service fees, shall be accrued each day. Such net income shall be determined by or under the direction of the Trustees at each time the net asset value per share is determined pursuant to Section 8.1 hereof, and all the net income of the Trust so determined shall be declared as a dividend in Shares to Shareholders at the time of such determination. If, for any reason, the net income of the Trust determined at any time is a negative amount, the Trustees shall have the power, after first offsetting each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, to reduce the number of outstanding shares of the Trust by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents that account's pro rata share of such excess negative net income. As a result of this determination and declaration as a dividend of net income, the net asset value per Share of the Trust is intended, subject to the following paragraph, to remain at a constant dollar amount per Share immediately after each such determination and declaration. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item or expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much, if any, of the value thereof shall be treated as income, the balance, if any, to be treated as principal.~~

~~The Trustees may discontinue or amend the practice of maintaining the net asset value per share at a constant dollar amount at any time.~~

~~Section 8.4. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VIII, the Trustees may prescribe,~~

in their absolute discretion, <may prescribe and shall set forth in the By-laws or in a duly adopted vote of the Trustees> such ~~other~~ bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions<,> as they may deem necessary or desirable. ~~Without limiting the generality of the foregoing, the Trustees may establish several series~~ <With respect to any series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of outstanding Shares of the series by reducing the number> of Shares in ~~accordance with Section 6.9 hereof.~~ <the account of each Shareholder on a pro rata basis, so as to maintain the net asset value per Share of such series at a constant dollar amount.>

ARTICLE IX

DURATION; TERMINATION OF TRUST;
AMENDMENT; MERGERS, ETC.

       Section 9.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

       Section 9.2. Termination of Trust. (a) The Trust may be terminated <at any time> (i) by a Majority Shareholder Vote of the holders of its Shares, or (ii) by the Trustees by written notice to the Shareholders. Any series of the Trust<, or any class of any series,> may be terminated <at any time> (i) by a Majority Shareholder Vote of the holders of Shares of that series <or class>, or (ii) by the Trustees by written notice to the Shareholders of that series <or class>. Upon the termination of the Trust or any series of the Trust:

       (i)       The Trust or series of the Trust shall carry on no business except for the purpose of winding up its affairs;

       (ii)       The Trustees shall proceed to wind up the affairs of the Trust or series of the Trust and all the powers of the Trustees under ~~this~~ <the> Declaration shall continue until the affairs of the Trust or series of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or series of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property of the series to one or more ~~persons~~ <Persons> at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and ~~to~~ do all other acts appropriate to liquidate its business; ~~provided, that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 9.4 hereof, and any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property allocated or belonging to any series shall require the approval of the Shareholders of such series as provided in Section 9.6 hereof;~~ and

       (iii)       After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or Trust Property of the series, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or the series according to their respective rights.

<The foregoing provisions shall also apply mutatis mutandis to the termination of any class.>

       (b)       After termination of the Trust or series <or class> and distribution to the Shareholders of the Trust or series <or class> as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or series <or class>, and the rights and interests of all Shareholders of the Trust or series <or class> shall thereupon cease.

       Section 9.3. Amendment Procedure. (a) ~~This Declaration may be amended by a Majority~~ <Except as specifically provided herein, the Trustees may, without any> Shareholder ~~Vote of the Shareholders of the Trust or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares of~~ <vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees,> the ~~Trust. The~~ Trustees may ~~also amend this Declaration~~<,> without ~~the vote or consent of Shareholders~~ <any Shareholder vote, amend the Declaration> to designate  ~~series in accordance with Section 6.9 hereof~~ <or redesignate series or classes>, to change the name <or principal office> of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary or advisable<,> to conform ~~this~~ <the> Declaration to the requirements of applicable ~~federal laws or regulations or the requirements of the regulated investment company provisions of~~ <law, including the 1940 Act and> the Internal Revenue Code of ~~1954~~ <1986>, as amended, but the Trustees shall not be liable for failing <to do so. Shareholders> ~~so to do.~~

~~(b) No amendment which the Trustees~~ shall have ~~determined shall affect the rights, privileges or interests of holders of a particular series of Shares, and which would otherwise~~ <the right to vote on (i) any amendment that would affect their right to vote granted in Section 6.8; (ii) any amendment to this Section 9.3(a); (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall> require a Majority Shareholder Vote ~~under paragraph 3(a) of this Section 9, but not the rights, privileges or interests of~~ <of the Shareholders of the Trust, or the written consent, without a meeting, of the> holders of Shares <representing not less than a majority of the voting power of the Shares> of the Trust ~~generally, may be made except with the vote or consent by a Majority Shareholder Vote~~<. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular series or classes of Shares, then only Shareholders> of such series <or classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other series or classes shall be required.

       (b)>~~(c) Notwithstanding any other provision hereof, no amendment may be made under this Section 9.3 which would change any rights with respect to the Shares, or any series of Shares, by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the Majority Shareholder Vote of the Shares or that series of Shares.~~       Nothing contained in ~~this~~ <the> Declaration shall permit the amendment of ~~this~~ <the> Declaration to impair the exemption from personal liability of the Shareholders, <former Shareholders,> Trustees, <Trustees Emeritus,> officers, employees and agents of the Trust or to permit assessments upon Shareholders <or former Shareholders. Notwithstanding anything else herein, any amendment to Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

       (c)>~~(d)~~       A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders <(if applicable)> or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

       ~~(e)~~<(d)>       Notwithstanding any other provision hereof, until such time as ~~a Registration Statement under~~ <Shares of a particular series or class are first issued> the ~~Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this~~ Declaration may be <terminated or> amended in any respect <as to that series or class, and as to any series or class in which Shares are not outstanding,> by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

       Section 9.4. Merger, Consolidation and Sale of Assets. ~~The Trust~~ <Subject to applicable law and except as otherwise provided in Section 9.5 hereof, the Trust or any series or class thereof> may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular series <or class> of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized <(a)> at any meeting of Shareholders called for such purpose by ~~the vote of the holders of two-thirds of the outstanding shares~~ <a Majority Shareholder Vote> of all series of the Trust voting as a single class~~, or of the affected series of the Trust, as the case may be, or by an instrument or instruments in writing~~ <if the entire Trust is merging, consolidating or disposing of assets, by a Majority Shareholder Vote of the particular series if the entire series is merging, consolidating or disposing of assets, or by a Majority Shareholder Vote of a class if only that class is merging, consolidating or disposing of assets, or (b) by the written consent,> without a meeting, ~~consented to by the vote~~ of the holders of ~~two-thirds~~ <Shares representing a majority of the voting power> of the outstanding Shares of all series of the Trust voting as a single class, or of the ~~affected series of the Trust, as the case may be; provided however, that if~~ <particular series or class as described above. Any> such merger, consolidation, sale, lease or exchange ~~is recommended~~ < shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved> by the Trustees~~, the vote or written consent by Majority Shareholder Vote~~<. Nothing contained herein> shall be ~~sufficient authorization; and any such~~ <construed as requiring approval of Shareholders for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a> merger, consolidation, ~~sale, lease~~ <reorganization> or exchange ~~shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts. Nothing contained herein shall be construed as requiring approval of Shareholders for any sale of assets in the ordinary course of the business of the Trust.~~ <of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.>

       Section 9.5. Incorporation, Reorganization. ~~With the approval of the holders of a majority of the Shares outstanding and entitled to vote, the Trustees may~~ <The Trustees may, without the vote or consent of Shareholders,> cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust <or series or class of a trust>, unit investment trust, partnership, <limited liability company,> association or other organization to ~~take over~~ <acquire> all <or a portion> of the Trust Property <(or all or a portion of the Trust Property allocated or belonging to a particular series or class)> or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer ~~the~~ <such> Trust Property to any such corporation, trust <or series or class of a trust>, partnership, <limited liability company,> association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. ~~Subject to Section 9.4 hereof, the~~ <The> Trustees may also<, without the vote or consent of Shareholders,> cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust <(or series or class thereof)>, partnership, association or other organization if and to the extent permitted by law. ~~Nothing contained in~~ <The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to> this Section 9.5<. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases,> ~~shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.~~

~~Section 9.6. Incorporation or Reorganization of Series. With the approval of a Majority Shareholder Vote of any series, the Trustees may sell, lease or~~ exchange ~~all of the Trust Property allocated or belonging to that series, or cause to be organized or assist in organizing a corporation or corporations under the laws of any other jurisdiction~~ <offers>, or any other ~~trust, unit investment trust, partnership, association or other organization, to take over all of the Trust Property allocated or belonging to that series and to sell, convey and transfer such Trust Property to any such corporation, trust, unit investment trust, partnership, association, or other organization in exchange for the shares or securities thereof otherwise.~~ <method approved by the Trustees.>

ARTICLE X

~~REPORTS TO SHAREHOLDERS AND SHAREHOLDER COMMUNICATIONS~~

~~The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.~~

~~Whenever 10 or more Shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either Shares having a net asset value of at least $25,000 or at least 1% of the Shares outstanding, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a meeting of Shareholders for the purpose of removing one or more Trustees pursuant to Section 2.2 hereof and accompany such application with a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (a) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust; or (b) inform such applicants as to the approximate number of Shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the course specified in (b) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all Shareholders of record, unless within five business days after such tender the Trustees mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.~~

~~ARTICLE XI~~

MISCELLANEOUS

       Section ~~11.1.~~ <10.1.> Filing. ~~This~~ <The> Declaration~~, as amended,~~ and any subsequent amendment hereto shall be filed in the office of the Secretary of ~~the~~ <The> Commonwealth of Massachusetts and in such other place or places as may be required under the laws of ~~the~~ <The> Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate<, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto>. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by ~~a~~ <an officer or> Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some ~~later~~ <other> time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of ~~the~~ <The> Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of ~~this~~ <the> original Declaration and the various amendments thereto.

       Section ~~11.2~~ <10.2>. Governing Law. ~~This~~ <The> Declaration is executed by the Trustees and delivered in ~~the~~ <The> Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

       <Section 10.3. Principal Office. The principal office of the Trust is 388 Greenwich Street, New York, New York. The agent for service of process in The Commonwealth of Massachusetts is [name], [address]. The Trustees, without a vote of Shareholders, may change the principal office or registered agent of the Trust.>

       Section ~~11.3~~ <10.4.> Counterparts. ~~This~~ <The> Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

       Section ~~11.4~~ <10.5>. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust<,> appears to be ~~a~~  <an officer or> Trustee hereunder, certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of ~~this~~ <the> Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (vi) the existence of any fact or facts which in any manner ~~relate~~ <relates> to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

       Section ~~11.5.<~~10.6.> Provisions in Conflict with Law or Regulations.

       (a)       The provisions of ~~this~~ <the> Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company <or other> provisions of the Internal Revenue Code of ~~1954~~ <1986>, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of  ~~this~~ <the> Declaration; provided however, that such determination shall not affect any of the remaining provisions of ~~this~~ <the> Declaration or render invalid or improper any action taken or omitted prior to such determination.

       (b)       If any provision of ~~this~~ <the> Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

       IN WITNESS WHEREOF, the undersigned have executed this instrument <as of the     day of         ,     .

[Trustee Signature Lines]

Appendix B

Fundamental Policies to Apply to
Each Fund Upon Shareholder Approval

A Fund may not:
(1)	Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.
(2)

Underwrite Securities:  underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(3)

Real Estate, Oil and Gas, Mineral Interests:   purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

(4)

Senior Securities:  issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(5)	Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.
(6)

Concentration:  purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that a Fund may invest at least 25% of its assets in bank obligations issued by domestic banks, including bank participation interests in municipal obligations.

Appendix C

Current Fundamental Investment Policies and
Proposed Action to be Taken

(1)       Investment Policies That Apply to All Funds
Current Fundamental Policy	Revised Fundamental Policy

As a fundamental policy, each of the Funds invests at least 80% of its assets, under normal circumstances, in:

(1) Municipal bonds with remaining maturities of one year (397 days for California Tax Free Reserves and Connecticut Tax Free Reserves) or less that are rated within the Aaa or Aa categories at the date of purchase by Moody's or within the AAA or AA categories by Standard & Poor's or Fitch (and, for Connecticut Tax Free Reserves, present a minimal credit risk as determined by the Adviser under procedures approved by the Board of Trustees) or, if not rated by these rating agencies, are of comparable quality as determined by the Adviser under procedures approved by the Board of Trustees on the basis of the credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance issued in support of the bonds or the participation interests.

(2) Municipal notes with remaining maturities of one year (397 days for California Tax Free Reserves and Connecticut Tax Free Reserves) or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1 or F-2 by Fitch (and, for Connecticut Tax Free Reserves, present a minimal credit risk as determined by the Adviser under procedures approved by the Board of Trustees) or, if not rated by these rating agencies, are of comparable quality as determined by the Adviser under procedures approved by the Board of Trustees.

3) Municipal commercial paper that is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1 or F-2 by Fitch (and, for Connecticut Tax Free Reserves, present a minimal credit risk as determined by the Adviser under procedures approved by the Board of Trustees) or, if not rated by these rating agencies, is of comparable quality as determined by the Adviser under procedures approved by the Board of Trustees. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes.

It is proposed that this policy be changed to a non-fundamental policy.

[Citi Tax Free Reserves ]and CitiFunds Multi-State Tax Free Trust may not with respect to California Tax Free Reserves, Connecticut Tax Free Reserves or New York Tax Free Reserves:

(1) Make investments other than as described under "Investment Policies" in the Fund's Statement of Additional Information or any other form of federal tax-exempt investment which meets the Fund's high quality criteria, as determined by the Board of Trustees and which is consistent with the Fund's investment objectives and policies (provided, however, that the Trust on behalf of Citi California Tax Free Reserves or Citi Connecticut Tax Free Reserves, [the Fund] may invest all or substantially all of the Fund's assets in another registered investment company [a diversified, open-end management investment company] having the same investment objective[s] and policies and substantially the same investment restrictions as the Fund).

Each Fund may not: It is proposed that this fundamental policy be removed.

(2) Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of a Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Trust [the Fund] will not make any investments on behalf of the Fund. Interest paid on borrowings will reduce net income.

Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

(3) Pledge, hypothecate, mortgage or otherwise encumber the Fund's assets, except in an amount up to 15% of the value of the Fund's total assets and only to secure borrowings for temporary or emergency purposes.

It is proposed that this fundamental policy be removed.

(4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Policies" described in the Statement of Additional Information.

It is proposed that this fundamental policy be removed.

(5) Underwrite the securities of other issuers, except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security of a Fund, (provided, however, that the Trust, on behalf of Citi California Tax Free Reserves or Citi Connecticut Tax Free Reserves and Citi Tax Free Reserves, [the Fund] may invest all or substantially all of the Fund's assets in another registered investment company [a diversified, open-end management investment company] having [substantially] the same investment objective[s] and policies and substantially the same investment restrictions as the Fund).

Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(6) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Trust [the Fund] from investing in Municipal Obligations secured by real estate or interests in real estate.

Real Estate, Oil and Gas, Mineral Interests: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

(7) Make loans to others, except through the purchase of portfolio [Fund] investments, including repurchase agreements, as described under "Investment Policies" in the Fund's Statement of Additional Information.

Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

(8) Invest in securities of other investment companies, except the [Fund] Trust may purchase on behalf of the Fund unit investment trust securities (i.e., securities issued by an investment company which (i) is organized under a trust indenture or contract of custodianship or similar instrument, (ii) does not have a board of directors, and (iii) issues only redeemable securities, each of which represents an undivided interest in a unit of specified securities) where such unit trusts meet the investment objectives and policies of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets, except that the Trust, on behalf of Citi California Tax Free Reserves or Citi Connecticut Tax Free Reserves, [the Fund] may invest all or substantially all of the Fund's assets in another registered investment company [a diversified, open-end management investment company] having [substantially] the same investment objective[s] and policies and substantially the same investment restrictions as the Fund.

It is proposed that this fundamental policy be removed.

(2)	Investment Policies That Apply to Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves

Current Fundamental Policy	Revised Fundamental Policy

CitiFunds Multi-State Tax Free Trust may not with respect to [Citi California Tax Free Reserves], Citi Connecticut Tax Free Reserves and [Citi New York Tax Free Reserves]:

(1) Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control,

except that the Trust, on behalf of Citi California Tax Free Reserves or Citi Connecticut Tax Free Reserves, may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as that Fund.

For purposes of this investment restriction, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a Letter of Credit, such a guarantee or Letter of Credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

A Fund may not: It is proposed that this fundamental policy be removed.

(2) Invest more than 25% of the Fund's assets in the securities of "issuers" in any single industry, provided that the Trust may invest more than 25% of the Fund's assets in bank participation interests and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, except that the Trust, on behalf of Citi California Tax Free Reserves and Citi Connecticut Tax Free Reserves, may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objectives and policies and substantially the same investment restrictions as the Fund.

When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer.

If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may in accordance with applicable SEC rules, [would] be considered a separate security and could [would] be treated as an issue of such government, other entity or bank.

For purposes of this investment restriction, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a Letter of Credit, such a guarantee or Letter of Credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that a Fund may invest at least 25% of its assets in bank obligations issued by domestic banks, including bank participation interests in municipal obligations.

(3)	Investment Policies That Apply Only to Citi California Tax Free Reserves

Current Fundamental Policy	Revised Fundamental Policy

CitiFunds Multi-State Tax Free Trust may not with respect to California Tax Free Reserves:

(1) The Trust will not invest on behalf of the Fund in a repurchase agreement maturing in more than seven days if any such investment together with other illiquid securities held by the Fund exceed 10% of the Fund's total net assets.

The Fund may not: It is proposed that this fundamental policy be removed.

(4)	Investment Policies That Apply Only to Citi Connecticut Tax Free Reserves

Current Fundamental Policy	Revised Fundamental Policy

The Trust may not with respect to Connecticut Tax Free Reserves:

(1) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating the Fund's Investment Restriction concerning borrowing money.

A Fund may not:

Senior Securities: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(5)	Investment Policies That Apply Only to Citi New York Tax Free Reserves

Current Fundamental Policy	Revised Fundamental Policy

CitiFunds Multi-State Tax Free Trust may not with respect to New York Tax Free Reserves:

(1) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). The Trust will not invest on behalf of the Fund in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's total net assets.

It is proposed that this fundamental policy be removed.

(6)	Investment Policies That Applies Only to Citi Tax Free Reserves

Current Fundamental Policy	Revised Fundamental Policy

Tax Free Reserves may not:

(1) Invest more than 5% of the value of its total assets in the securities of issuers where the entity providing the revenues from which the issue is to be paid has a record, including predecessors, of fewer than three years of continuous operation, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (provided, however, that the Fund may invest all of its assets in a diversified, open-end management investment company with substantially the same investment objectives, policies and restrictions as the Fund).

A Fund may not: It is proposed that this fundamental policy be removed.

(2) Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that there shall be no limitation on the purchase of Municipal Obligations or on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, the Fund reserves the freedom of action to invest more than 25% of its assets in instruments (including without limitation participation interests) issued by U.S. branches of domestic banks.

Concentration:  purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that a Fund may invest at least 25% of its assets in bank obligations issued by domestic banks, including bank participation interests in municipal obligations.

7.	Additional Investment Policies Proposed for Citi California Tax Free Reserves, Citi New York Tax Free Reserves and Citi Tax Free Reserves

The Funds have no current policies that correspond to the proposed policy.

It is proposed that the following policy be added:

Senior Securities:  issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

Appendix D

MANAGEMENT AGREEMENT

       MANAGEMENT AGREEMENT, dated as of __________, by and between [Trust], a Massachusetts trust (the "Trust"), and Citi Fund Management Inc., a Delaware corporation ("Citi Management" or the "Manager").

W I T N E S S E T H:

       WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the "1940 Act"), and

       WHEREAS, the Trust wishes to engage Citi Management to provide certain management services for the series of the Trust designated in Schedule A annexed hereto (the "Funds"), and Citi Management is willing to provide such management services for the Funds on the terms and conditions set forth herein.

       NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

       1.       Duties of Manager. (a) Citi Management shall act as the Manager for each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of [Date], and By-Laws, as each may be amended and restated from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to each Fund. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to each Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to a Fund and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of a Fund, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor or with its or their respective affiliates, or affiliates of affiliates, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ, at its own expense, or may request that the Trust employ at each Fund's expense, one or more subadvisers; provided that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of a Fund and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser. To the extent authorized by the Board of Trustees and subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or a portion of the assets of a Fund in one or more investment companies.

       (b) Subject to the direction and control of the Board of Trustees of the Trust, Citi Management shall perform such administrative and management services as may from time to time be reasonably requested by the Trust with respect to each Fund, which shall include without limitation: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and each Fund and for performing the administrative and management functions herein set forth; (ii) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; and (iii) arranging for maintenance of books and records of the Trust with respect to each Fund. Notwithstanding the foregoing, Citi Management shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of beneficial interest in any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian or shareholder servicing agent of the Trust or any Fund. In providing administrative and management services as set forth herein, the Manager may, at its own expense, employ one or more subadministrators; provided that the Manager shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

       2.       Allocation of Charges and Expenses. Citi Management shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of each Fund all of its own expenses allocable to that Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "affiliated persons" of Citi Management; governmental fees; interest charges; brokerage fees and commissions; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, shareholder servicing agent, service agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the registration and qualification of shares of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

       3.       Compensation of Manager. For the services to be rendered and the facilities to be provided by the Manager hereunder, the Trust shall pay to the Manager from the assets of each Fund a management fee computed daily and paid monthly at an annual rate equal to the lesser of (i) that percentage of that Fund's average daily net assets for the Fund's then-current fiscal year set forth opposite the Fund's name on Schedule A annexed hereto (the "Aggregate Management Fee"), minus that Fund's Aggregate Subadviser Fee (as defined below), if any, and (ii) the difference between that Fund's Aggregate Management Fee for the Fund's then-current fiscal year and the aggregate management fees allocated to that Fund for the Fund's then-current fiscal year from the registered investment company portfolios in which it invests (for which the Manager or an affiliate serves as investment adviser). To the extent that any Fund's Aggregate Subadviser Fee exceeds that Fund's Aggregate Management Fee, the Manager shall pay such amount to the applicable subadvisers on the Fund's behalf. A Fund's Aggregate Subadviser Fee is the aggregate amount payable by that Fund to subadvisers pursuant to agreements between the Trust on behalf of the Fund and the subadvisers. If the Manager provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to the Manager shall be accordingly adjusted and prorated.

       4.       Covenants of Manager. The Manager agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to each Fund relative to the Manager and its directors and officers.

       5.       Limitation of Liability of Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citi Management" shall include directors, officers and employees of the Manager as well as the Manager itself.

       6.       Activities of Manager. The services of the Manager to the Funds are not to be deemed to be exclusive, the Manager being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in the Manager, as directors, officers, employees, or otherwise and that directors, officers and employees of the Manager are or may become similarly interested in the Trust and that the Manager may be or may become interested in the Trust as a shareholder or otherwise.

       7.       Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force for a period of two years from its effectiveness, on which date it will terminate unless its continuance with respect to a Fund after that date is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citi Management at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund.

       This Agreement may be terminated at any time with respect to a Fund without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by the Manager, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

       This Agreement may be amended with respect to a Fund only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

       The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

       8.       Licenses. The Trust hereby agrees, on behalf of each Fund, to reimburse the Manager for any and all reasonable costs incurred by the Manager relating to the acquisition and retention of licenses to be used in connection with the management of that Fund.

       9.       Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

       10.       Use of Name. The Trust hereby acknowledges that any and all rights in or to the name "Citi" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Manager; that the Manager may assign any or all of such rights to another party or parties without the consent of the Trust; and that the Manager may permit other parties, including other investment companies, to use the word "Citi" in their names. If the Manager, or its assignee as the case may be, ceases to serve as the manager of the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name and those of each of its series or classes so as to delete the word "Citi."

       Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the applicable Fund; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of that Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

       The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.
[TRUST]	CITI FUND
on behalf of the series listed	MANAGEMENT INC.
on Schedule A

By: _____________________________	By:_____________________________
Title:_____________________________	Title:_____________________________

Schedule A

With respect to Management Agreement between Citi Management and CitiFunds Multi-State Tax Free Trust, Schedule A is as follows:
Fund	Aggregate Management Fee (expressed as a percentage of each Fund's aggregate net assets for its then-current fiscal year)
Citi California Tax Free Reserves	0.45%
Citi Connecticut Tax Free Reserves	0.45%
Citi New York Tax Free Reserves	0.45%
Citi Tax Free Reserves	0.50%

With respect to the Management Agreement between Citi Management and Citi Tax Free Reserves, Schedule A is as follows:
Fund	Aggregate Management Fee (expressed as a percentage of each Fund's aggregate net assets for its then-current fiscal year)
Citi Tax Free Reserves	0.50%

Appendix E

FORM OF SERVICE PLAN

       SERVICE PLAN, dated as of __________, and amended as of ___________, of [Trust], a Massachusetts business trust (the "Trust"), with respect to its class of shares of beneficial interest designated __ Shares, as such shares may be reclassified or redesignated by the Trustees from time to time (the "Shares").

       WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

       WHEREAS, the Trust's shares of beneficial interest are divided into separate series representing interests in separate funds of securities and other assets, including [Fund], each such series being listed on Schedule A hereto (collectively with any series that may hereafter be established, except for any series which elects not to adopt this Plan, the "Series");

       WHEREAS, the Trust's shares of beneficial interest are divided into classes, including the Shares;

       WHEREAS, the Trust intends to distribute the Shares in accordance with Rule 12b-1 under the 1940 Act, and wishes to adopt this Plan as a plan of distribution pursuant to Rule 12b-1;

       WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Trust and the holders of the Shares, have approved this Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto;

       WHEREAS, an initial sales charge may be paid by investors who purchase the Shares, and any distributor that enters into a Distribution Agreement with respect to the Shares (the "Distributor"), broker-dealers, banks and other financial intermediaries may receive such sales charge as full or partial compensation for their services in connection with the sale of Shares;

       WHEREAS, each Series or the Distributor may impose certain deferred sales charges in connection with the repurchase of Shares by such Series, and the Series may pay to the Distributor, dealers and others, or the Series may permit such persons to retain, as the case may be, all or any portion of such deferred sales charges;

       NOW, THEREFORE, the Trust hereby adopts this Plan as a plan of distribution in accordance with Rule 12b-1 under the 1940 Act, with the terms of the Plan being as follows:

       1.       Distribution and Servicing Activities. Subject to the supervision of the Trustees of the Trust, the Trust may:

       (a)       engage, directly or indirectly, in any activities primarily intended to result in the sale of Shares, which activities may include, but are not limited to (i) payments to the Distributor for distribution services, (ii) payments to broker-dealers, financial intermediaries (which may include banks) and others in respect of the sale of Shares, (iii) payments for advertising, marketing or other promotional activity, and (iv) payments for preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than regulators and existing shareholders of the Trust; and

       (b)       make payments, directly or indirectly, to the Distributor, broker-dealers, financial intermediaries (which may include banks) and others for providing personal service and/or the maintenance of shareholder accounts.

The Trust is authorized to engage in the activities listed above either directly or through other persons with which the Trust has entered into agreements related to this Plan.

       2.       Sales Charges. It is understood that, under certain circumstances, an initial sales charge may be paid by investors who purchase Shares of a Series, and the Series may pay to the Distributor, broker-dealers, financial intermediaries (including banks) and others, or the Series may permit such persons to retain, as the case may be, such sales charge as full or partial compensation for their services in connection with the sale of Shares. It is also understood that, under certain circumstances, a Series or the Distributor may impose certain deferred sales charges in connection with the repurchase of Shares of such Series, and the Series may pay to the Distributor, securities dealers, financial institutions (including banks) and others, or the Series may permit such persons to retain, as the case may be, all or any portion of such deferred sales charges.

       3.       Maximum Expenditures. The expenditures to be made by the Trust pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures made pursuant to paragraph 1 above exceed an amount calculated at the rate of [0.25% (Class N shares)] [0.60% (Cititrade shares)] per annum of the average daily net assets represented by the Shares of each Series. Payments pursuant to this Plan may be made directly by the Trust to the Distributor or to other persons with which the Trust has entered into agreements related to this Plan. For purposes of determining the fees payable under this Plan, the value of such average daily net assets shall be computed in the manner specified in the applicable Series' then-current prospectus and statement of additional information with respect to such Shares.

       4.       Trust's Expenses. The Trust shall pay all expenses of its operations, including the following, and such expenses shall not be subject to the limitation set forth in paragraph 3 above: organization costs of each Series; compensation of Trustees; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any manager or investment adviser, transfer agent, shareholder servicing agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Series; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Series (including but not limited to the fees of independent pricing services); expenses of meetings of shareholders; expenses relating to the issuance, registration and qualification of shares; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

       It is recognized that the manager or investment adviser to a Series may, from time to time, use its management fee revenues as well as past profits or its resources from any other source, to make payments to the Distributor or other parties with respect to any expenses incurred in connection with the distribution of the Shares of the Series, including the activities described in paragraph 1 above, and further that any Distributor, shareholder servicing agent or service agent may use its past profits or its resources from any other source, to make payments with respect to the distribution of the Shares of a Series, including the activities described in paragraph 1 above, and any such payments by such manager, investment adviser, Distributor, shareholder servicing agent or service agent shall not constitute expenditures made pursuant to this Plan and shall not be subject to the limitation set forth in paragraph 3 above. Notwithstanding the foregoing, to the extent that any payments made by a Series to any manager or investment adviser or any affiliate thereof, including payments made from such manager's or adviser's management or advisory fee, should be deemed to be indirect financing of any activity primarily intended to result in the sale of the Shares of such Series within the context of Rule 12b-1, then such payments shall be deemed to be authorized by this Plan but shall not be subject to the limitation set forth in paragraph 3 above.

       5.       Term and Termination. (a) Unless terminated as herein provided, this Plan shall continue in effect with respect to the Shares of a Series for a period of one year from its effectiveness with respect to such Series as set forth on Schedule A hereto and shall continue in effect for such Series for successive periods of one year, but only so long as each such continuance is specifically approved by votes of a majority of both the Trustees of the Trust and the Non-Interested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

       (b)       This Plan may be terminated at any time with respect to the Shares of any Series by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of Shares of the applicable Series.

       6.       Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 3 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities, as defined in the 1940 Act, of Shares of the applicable Series, and no material amendment to this Plan shall be made unless approved in the manner provided for annual continuance of this Plan in Section 5(a) hereof.

       7.       Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

       8.       Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

       9.       Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 8 hereof, for a period of not less than six years from the date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

       10.       Governing Law. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and the provisions of the 1940 Act.

Appendix F

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

       THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of ________, 2001, between [Trust], a Massachusetts business trust with its principal place of business at 388 Greenwich Street, New York, New York 10013 (the "Old Trust"), on behalf of its series, [Fund] (the "Old Fund"), and CitiFunds Trust III, a Massachusetts business trust with its principal place of business at 388 Greenwich Street, New York, New York 10013, on behalf of its series, [Fund] (the "New Fund," and together with the Old Fund, the "Funds").

       This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to the Old Fund and the New Fund, with which the Old Fund will reorganize, as provided herein. Each of the Funds is authorized to issue two classes of shares, Class N and Cititrade. The reorganization will consist of (a) the transfer of all of the assets of the Old Fund to the New Fund, in exchange solely for Class N and Cititrade shares of beneficial interest of the New Fund (the "New Fund Shares") and the assumption by the New Fund of the Old Fund's liabilities; and (b) the distribution of the New Fund Shares by the Old Fund to its shareholders ("Old Fund Shareholders") in complete liquidation of the Old Fund. The Old Fund shall receive shares of the New Fund equal to the number of Old Fund Shares outstanding on the Closing Date (as defined below). Immediately thereafter, the Old Fund shall then distribute to each Old Fund Shareholder one New Fund Share for each Old Fund Share held by the Old Fund Shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."

       NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.	TRANSFER OF ASSETS OF THE OLD FUND TO THE NEW FUND IN EXCHANGE FOR NEW FUND SHARES AND THE ASSUMPTION OF ALL OLD FUND LIABILITIES; LIQUIDATION OF THE OLD FUND

       1.1.       Subject to the terms and conditions herein set forth, the Old Trust, on behalf of the Old Fund, agrees to transfer to the New Fund all of the Old Fund's assets as set forth in section 1.2, and CitiFunds Trust III, on behalf of the New Fund, agrees in exchange therefor (i) to issue and deliver to the Old Fund the number of full and fractional Class N and Cititrade New Fund Shares equal to the corresponding number of full and fractional Old Fund Shares outstanding immediately prior to such delivery; and (ii) to assume all of the liabilities of the Class N and Cititrade Old Fund, as set forth in section 1.3. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

       1.2.       The assets of the Old Fund to be acquired by the New Fund shall consist of all property and assets of every kind and nature of the Old Fund at the Valuation Time (as defined below), including, without limitation, all cash, cash equivalents, securities, commodities, futures, claims (whether absolute or contingent, known or unknown), receivables (including dividend, interest and other receivables), good will and other intangible property, any deferred or prepaid expenses, and all interests, rights, privileges and powers.

       1.3.       The New Fund shall assume all liabilities of the Old Fund, whether accrued or contingent, existing at the Valuation Time.

       1.4.       Immediately after the transfer of its assets provided for in section 1.1, the Old Fund will distribute to each of the Old Fund Shareholders, determined as of the Valuation Time, a number of full and fractional Class N and Cititrade New Fund Shares received by the Old Fund pursuant to section 1.1 equal to the corresponding number of full and fractional Class N and Cititrade Old Fund Shares then held by that Old Fund Shareholder and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the New Fund Shares then credited to the account of the Old Fund on the books of the New Fund to open accounts on the share records of the New Fund in the names of the Old Fund Shareholders. All issued and outstanding shares of the Old Fund will simultaneously be cancelled on the books of the Old Fund. The New Fund will not issue certificates representing New Fund Shares in connection with such exchange.

       1.5.       The New Fund Shares issued and delivered under Section 1.1(i) will be the only outstanding shares of beneficial interest in the New Fund upon consummation of and immediately following the Reorganization. Ownership of New Fund Shares will be shown on the New Fund's books. Shares of the New Fund will be issued in the manner described in the Old Fund's then-current prospectus and statement of additional information.

       1.6.       Any reporting responsibility of the Old Fund is and shall remain the responsibility of the Old Fund up to and including the date on which it is liquidated and shall thereupon become the responsibility of the New Fund.

       1.7.       All books and records of the Old Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the New Fund from and after the Closing Date (as defined below) and shall be turned over to the New Fund as soon as practicable following the Closing Date.

2.       VALUATION

       2.1.       The valuation time shall be the close of business of the New York Stock Exchange on the Closing Date (the "Valuation Time").

       2.2.       The value of the Old Fund's net assets to be acquired by the New Fund hereunder shall be computed as of the Valuation Time using the valuation procedures set forth in the Old Fund's then-current prospectus and statement of additional information.

       2.3.       The number, value, and denomination of full and fractional Class N and Cititrade New Fund Shares to be issued in exchange for the Old Fund's net assets shall be equal to the corresponding number, value, and denomination of full and fractional Class N and Cititrade Old Fund Shares outstanding on the Closing Date.

       2.4.       All computations pursuant to this Section shall be made by Citibank, N.A., or one of its affiliates, in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund's Board of Trustees.

3.       CLOSING AND CLOSING DATE

       3.1.       The Closing of the Reorganization contemplated by this Agreement shall be [__________], 2001, or such earlier or later date as the parties may agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time. The Closing shall be held at [__________], or at such other place and time as the parties may agree.

       3.2.       In the event that, on the Closing Date (i) any of the markets for securities held by the Old Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Old Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.

       3.3.       The Old Fund shall deliver to CitiFunds Trust III at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Old Fund's portfolio securities, all as of the Valuation Time, certified on the Old Fund's behalf by the Old Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer).

       3.4.       The Old Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified State Street Bank and Trust Company, as custodian for the Old Fund, of the Old Fund's reorganization to a series of CitiFunds Trust III.

       3.5.       The Old Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Old Fund as of the Closing Date for the account of the New Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Old Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry for the account of the New Fund in accordance with the customary practices of such depositories and the Old Fund's custodian. The cash to be transferred by the Old Fund shall be transferred to the account of the New Fund on the Closing Date.

       3.6.       Citi Fiduciary Trust Company, as transfer agent for the Old Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Old Fund Shareholder account to an account holding New Fund Shares. CitiFunds Trust III shall issue and deliver a confirmation to the Old Fund evidencing the New Fund Shares to be credited as of the Closing Date or provide evidence satisfactory to the Old Fund that such New Fund Shares have been credited to the Old Fund's account on the books of CitiFunds Trust III.

       3.7.       At the Closing, each party shall deliver to the other such bills of sale, checks, assumption agreements, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.       CONDITIONS PRECEDENT

       The Closing shall be subject to the satisfaction of the following conditions on or before the Closing Date:

       4.1.       The Old Trust and the CitiFunds Trust III shall have received an opinion of Bingham Dana LLP substantially to the effect that for federal income tax purposes (i) the acquisition by the New Fund of the assets of the Old Fund solely in exchange for the New Fund Shares and the assumption of the Old Fund's liabilities by the New Fund, followed by the distribution by the Old Fund of the New Fund Shares in complete liquidation to the Old Fund Shareholders, will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code, and the New Fund and the Old Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Old Fund upon the exchange of its assets for New Fund Shares and the assumption by the New Fund of the liabilities of the Old Fund; (iii) the tax basis of the assets of the Old Fund received by the New Fund will be the same as the tax basis of such assets in the hands of the Old Fund immediately prior to the transfer; (iv) the New Fund's holding period for the assets acquired from the Old Fund will include the period during which such assets were held by the Old Fund; (v) no gain or loss will be recognized by the New Fund upon the receipt of the assets of the Old Fund in exchange for New Fund Shares and the assumption by the New Fund of the liabilities of the Old Fund; (vi) no gain or loss will be recognized by the Old Fund Shareholders upon the receipt of New Fund Shares in exchange for their shares in the Old Fund as part of the transaction; (vii) the basis of the New Fund Shares received by the Old Fund Shareholders will be the same as the basis of the Old Fund Shares exchanged therefor; and (viii) the holding period of the New Fund Shares received by the Old Fund Shareholders will include the holding period of the Old Fund Shares exchanged therefor, provided that at the time of the exchange the Old Fund Shares were held as capital assets; and as to such other matters as the Old Trust and the CitiFunds Trust III may reasonably request.

       4.2.       This Agreement and Plan of Reorganization and the reorganization contemplated hereby shall have been approved by the Board of Trustees of CitiFunds Trust III and Old Trust and shall have been recommended for approval to the Old Fund Shareholders by the Old Trust's Board of Trustees.

       4.3.       This Agreement and Plan of Reorganization and the reorganization contemplated hereby shall have been adopted and approved by the requisite Old Fund Shareholders.

       At any time prior to the Closing, any of the foregoing conditions may be waived jointly by the Trustees of the Old Trust and of the CitiFunds Trust III if, in their judgment, such waiver will not have a material adverse effect on the interests of the Old Fund Shareholders or the New Fund.

5.       EXPENSES

       Expenses of the Reorganization will be borne by the Old Fund, and, if outstanding at the Valuation Time, shall be treated for all purposes as liabilities of the Old Fund assumed by the New Fund hereunder.

6.       ENTIRE AGREEMENT

       The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.       TERMINATION

       This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party at any time by notice to the other party. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers.

8.       AMENDMENTS

       This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Old Trust and the CitiFunds Trust III; provided, however, that following the meeting of Old Fund Shareholders called by the Old Fund, no such amendment may have the effect of reducing the number of the New Fund Shares to be issued to the Old Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

9.       NOTICES

       Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Old Trust or the Old Fund, c/o Old Trust, 388 Greenwich Street, New York, New York 10013, with a copy to Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, Attention: Roger P. Joseph, Esq., or to the CitiFunds Trust III or the New Fund, c/o CitiFunds Trust III, 388 Greenwich Street, New York, New York 10013, with a copy to Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, Attention: Roger P. Joseph, Esq., or to any other address that the Old Trust or the CitiFunds Trust III shall have last designated by notice to the other party.

10.       HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

       10.1.       The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

       10.2.       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

       10.3.       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation (including the shareholders of any Fund) any rights or remedies under or by reason of this Agreement, other than the parties hereto and their successor and permitted assigns.

       10.4.       This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

       10.5.       Each of the Old Trust and the CitiFunds Trust III is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which, with amendments, is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. It is expressly acknowledged and agreed that the obligations of Old Fund and New Fund entered into in the name or on behalf of the Old Trust or CitiFunds Trust III, as applicable, by any of its Trustees, officers, employees or agents are not made individually but in such capacities, that the Old Trust's or CitiFunds Trust III's obligations under this Agreement bind only that portion of the trust estate consisting of assets of the Old Fund or the New Fund, as applicable, and not any Trustee, officer, employee, agent or shareholder individually, and that any liability of the Old Trust or CitiFunds Trust III under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Old Fund or the New Fund, as applicable.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

[TRUST]
on behalf of its series [Fund]

By:________________________________
Name:
Title:

CITIFUNDS TRUST III
on behalf of its series [Fund]

By:________________________________
Name:
Title:

Citi California Tax Free Reserves Citi Connecticut Tax Free Reserves Citi New York Tax Free Reserves Citi Tax Free Reserves

388 Greenwich Street
New York, New York 10013
--------------------------------------------------

Proxy Statement
For the Special Meeting
of Shareholders to be held on
June 15, 2001
--------------------------------------------------

Citi California Tax Free Reserves Citi Connecticut Tax Free Reserves Citi New York Tax Free Reserves Citi Tax Free Reserves

388 Greenwich Street New York, New York 10013

Citi California Tax Free Reserves
Citi Connecticut Tax Free Reserves
Citi New York Tax Free Reserves
Citi Tax Free Reserves

Voting Information

The enclosed proxy statement discusses important issues affecting your investment in Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves and Citi Tax Free Reserves. To make voting faster and more convenient for you, we're offering the options of voting on the internet or by telephone instead of completing and mailing the enclosed proxy card. Either method is generally available 24 hours a day, and your vote will be confirmed and posted immediately. If you choose to vote via the internet or by phone, do not mail the proxy card.

However you choose to vote, it is important that you vote to save the expense of additional solicitations.

Ways To Vote:

• To vote on the Internet
1. Read the proxy statement.
2. Go to [website]
3. Enter the control number on your proxy card.
4. Follow the instructions on the site.

• To vote by telephone
1. Read the proxy statement.
2. Call toll-free [telephone number]
3. Enter the control number on your proxy card.
4. Follow the recorded instructions.

• To vote by mail
1. Read the proxy statement.
2. Check the appropriate boxes on the proxy card.
3. Sign you name exactly as it appears on the proxy card.
4. Return the proxy card in the envelope provided.

Citi California Tax Free Reserves
Citi Connecticut Tax Free Reserves
Citi New York Tax Free Reserves
Citi Tax Free Reserves

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 15, 2001

The undersigned, revoking prior proxies, hereby appoints Heath B. McLendon, Thomas C. Mandia, Rosemary D. Emmens, Harris Goldblat, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves and Citi Tax Free Reserves to be held at 7 World Trade Center, New York, New York, on Friday, June 15, 2001, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. All proposals (set forth on the reverse of this proxy card) have been proposed by the Board of Trustees. If no direction is given on these proposals, this proxy card will be voted "FOR" the nominees and "FOR" Items 2 through 6. The proxy will be voted in accordance with the holder's best judgment as to any other matters.

______________________________________________________________________________

Please vote and sign on reverse side and return promptly in enclosed envelope.

______________________________________________________________________________

Please sign this proxy exactly as your name or names appear on reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

______________________________________________________________________________
[X]	Please mark votes as in this example

Citi California Tax Free Reserves
Citi Connecticut Tax Free Reserves
Citi New York Tax Free Reserves
Citi Tax Free Reserves

1.	To elect a Board of Trustees.	FOR ALL NOMINEES	WITHHOLD	FOR ALL EXCEPT
		[ ]	[ ]	[ ]
Nominees:

Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Riley C. Gilley
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
Heath B. McLendon
C. Oscar Morong, Jr.
R. Richardson Pettit
Walter E. Robb, III
E. Kirby Warren

If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2.	To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]

3.	To vote on amending the fundamental polices.	FOR ALL PROPOSED CHANGES	FOR NONE OF THE PROPOSED CHANGES	FOR ALL PROPOSED CHANGES EXCEPT
		[ ]	[ ]	[ ]
A B C D E F G H I J K L M N O P Q R

To amend or remove policy concerning:

Borrowing
Pledging Assets
Under Writing Securities
Real Estate, Oil, Gas and Mineral Interests, and Commodities
Lending of Money or Securities
Concentration
Municipal Obligations
High Quality Federal Tax Exempt Investments
Short Sales
Options
Margin
Securities of Other Investment Companies
Issuance of Senior Securities
Investments in a Single Issuer
Investments in Companies Operating for Less Than Three Years
Investment for the Purpose of Exercising Control
Repurchase Agreements
Definition of Issuer

If you do not wish your shares voted "FOR" a particular policy, mark the "FOR ALL PROPOSED CHANGES EXCEPT" box and strike a line through the letter(s) and title(s) of the policy. Your shares will be voted for the remaining policy(ies).

4.	To vote on a Management Agreement.	FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]

5.	To vote on an Service Plans for Class N and Cititrade Shares.	FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]

6.	To vote on reorganizing each Fund with a newly organized series of CitiFunds Trust III.	FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]

Control Number:
Please be sure to sign and date this proxy.	Date

Shareholder Sign Here	Co-owner Sign Here

Record Date Shares: